EXHIBIT 10.1

THIS INVESTMENT AGREEMENT made as of the 30th day of October, 2018.

AMONG:

AUSTRALIS CAPITAL INC., a corporation formed under the laws of Alberta, Canada (“Australis”)

– and –

BODY AND MIND INC., a corporation formed under the laws of Nevada, USA (“BaM”)

WHEREAS

A.	Australis wishes to subscribe for and purchase from BaM, and BaM has agreed to issue and sell to Australis, 16,000,000 Units (as defined herein) of BaM at a price of $0.40 per Unit;

B.	Australis wishes to subscribe for and purchase from BaM, and BaM has agreed to issue and sell to Australis, unsecured convertible debentures in the principal amount of $1,600,000 bearing an interest rate of 8% per annum, calculated and payable semi-annually, in arrears, and maturing after a period of twenty four months; and

C.	In consideration of Australis’ agreement to enter into and complete the transactions contemplated by this Agreement, BaM has agreed to grant Australis certain additional rights as set out herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective promises, covenants, representations, warranties, indemnities and agreements herein contained and for other good and valuable consideration (the receipt and sufficiency of which are expressly acknowledged), the Parties (as defined herein) covenant and agree as follows:

ARTICLE 1

INTERPRETATION

Definitions

1.1 In this Agreement, including the recitals hereto, unless the context otherwise requires, the following words and phrases will have the meanings specified below:

(a)	“Accelerated Warrant Exercise Period” has the meaning given to it in 2.1(c);

(b)	“Affiliate” has the meaning ascribed to such term in the Business Corporations Act (Alberta);

(c)	“Applicable Laws” means, in relation to any person, property, transaction or event, all applicable provisions of (i) any federal, provincial, state or local laws, statutes, rules and regulations, and (ii) orders, judgments, decisions and official directives of Governmental Authorities to which the person is a party or by which it is bound or having application to the property, transaction or event, as the case may be;

(d)	“Applicable Securities Laws” means, collectively, and as the context may require, the securities legislation having application and the rules, policies, notices and orders issued by securities regulatory authorities having application in the circumstances;

(e)	“Australis” means Australis Capital Inc.;

(f)	“Australis Nevada” means Australis Capital (Nevada) Inc., a wholly-owned subsidiary of Australis;

(g)	“BaM” means Body and Mind Inc.;

(h)	“Board” means the board of directors of BaM;

(i)	“Build-Out Funds” has the meaning given to it in Section 2.6(d);

(j)	“Business Day” means any day, other than a Saturday, Sunday or statutory holiday in Vancouver, British Columbia;

(k)	“Closing” means the completion of the issue and sale of the Purchased Securities as provided herein;

(l)	“Closing Date” means the date of the Closing, to be on or about November 2, 2018, or such other date as may be agreed to between BaM and Australis;

(m)	“Commercial Advisory Agreements” has the meaning given to it in Section 2.4;

(n)	“Commissions” has the meaning given to it in Section 5.2;

(o)	“Common Share” means one common share in the share capital of BaM;

(p)	“Consulting Agreement” means the consulting agreement between BaM and Robert Hasman dated November 14, 2017;

(q)	“CSE” means the Canadian Securities Exchange;

(r)	“Debentures” means the unsecured convertible debentures issued by BaM bearing interest at 8% per annum, calculated and payable semi-annually, in arrears, and maturing 24 months after the Closing Date;

(s)	“Debenture Certificate” has the meaning given to it in Section 2.2(a);

(t)	“Debenture Purchase Price” has the meaning given to it in Section 2.2

(u)	“Debenture Shares” means the Common Shares of BaM issued on conversion of the Debentures;

(v)	“Deposit” has the meaning given to it in Section 7.1;

(w)	“Exercise Notice” has the meaning given to it in Section 3.5;

(x)	“Financing” means the non-brokered private placement of the Purchased Securities under the terms of this Agreement;

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(y)	“Governmental Authority” means: (i) any federal, provincial, state, county, municipal or local government or governmental body, including any department, agency, commission, board or other authority thereof, exercising any statutory, regulatory, expropriation or taxing authority; (ii) any quasi-governmental body acting under the valid authority of any of the foregoing; and (iii) any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator having competent jurisdiction over BaM;

(z)	“Hazardous Substances” has the meaning given to it in Section 4.1(t);

(aa)	“License Agreement” has the meaning given to it in Section 2.3;

(bb)	“Loan Repayment” has the meaning given to it in Section 2.6(b);

(cc)	“Material Adverse Effect” means a fact, circumstance, change or event that (individually or in the aggregate with all such other facts, circumstances, changes or events) is materially adverse to the business, operations, results of operations, cash flow, revenue, assets, liabilities, obligations (whether absolute, accrued, conditional or otherwise) or condition (financial or otherwise) of BaM and its subsidiaries on a consolidated basis, other than a change, event, violation, inaccuracy or circumstance:

(i)	relating to the global economy or securities markets in general;

(ii)	resulting from conditions affecting the cannabis industry as a whole;

(iii)	resulting from general economic, financial, currency exchange, securities or commodity market conditions in Canada; or

(iv)	resulting from the rate at which Canadian dollars or United States dollars can be exchanged for any foreign currency;

(dd)	“Maturity Date” has the meaning given to it in Section 2.2(c);

(ee)	“Nevada Production Facility” means the production facility owned by BaM located 3375 Pepper Lane, Las Vegas, NV 89120;

(ff)	“NMG Ohio” means NMG Ohio LLC;

(gg)	“NMG Ohio Dispensary” means the dispensary owned by NMG Ohio located 709 Sugar Lane, Elyria, OH 44035

(hh)	“Notice Period” has the meaning given to it in Section 3.4;

(ii)	“Offering” means any proposed issuance of Offered Securities pursuant to a public offering, a private placement or otherwise;

(jj)	“Offering Notice” has the meaning given to it in Section 3.2;

(kk)	“Offered Securities” means any equity or voting securities, or securities convertible into or exchangeable for equity or voting securities, of BaM or a successor entity of BaM;

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(ll)	“Ohio Production Facility” means the cannabis production facility owned by NMG Ohio located 1710 Sawmill Parkway, Huron, OH 44839

(mm)	“Parties” means BaM and Australis, collectively;

(nn)	“Participation Right” has the meaning given to it in Section 3.1;

(oo)	“PCMLTFA” has the meaning given to it in Section 5.1(p);

(pp)	“Permits” has the meaning given to it in Section 4.1(v);

(qq)	“Public Record” means information which has been publicly filed at www.sedar.com by BaM under Applicable Securities Laws;

(rr)	“Purchased Securities” means the Debentures and the Units;

(ss)	“Principal Amount” has the meaning given to it in Section 2.2;

(tt)	“Promissory Notes” means the promissory notes evidencing the indebtedness of BaM to the Vendors;

(uu)	“Subscriptions Funds” means the funds representing the Unit Purchase Price and the Debenture Purchase Price;

(vv)	“Third Party Trim Purchases” means trim purchased by BaM from third parties;

(ww)	“Transfer Agent” means New Horizon Transfer Agency, the transfer agent for BaM;

(xx)	“Unit Purchase Price” has the meaning given to it in Section 2.1;

(yy)	“Unit Share” means one Common Share issued by BaM as part of each Unit;

(zz)	“U.S. Person” has the meaning ascribed to such term in Rule 902(k) of Regulation S under the U.S. Securities Act;

(aaa)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(bbb)	“Vendors” means TI Nevada, LLC; MBK Investments, LLC; the Rozok Family Trust; KAJ Universal Real Estate Investments, LLC; NV Trees, LLC; and SW Fort Apache, LLC;

(ccc)	“Warrant” means one whole transferable common share purchase warrant issued by BaM, with additional terms described in Section 2.1(b);

(ddd)	“Warrant Certificate” has the meaning given to it in Section 2.1(b); and

(eee)	“Warrant Share” means one Common Share to be issued upon the exercise of a Warrant.

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Interpretation

1.2 Unless the context otherwise requires, the following provisions will govern the interpretation of this Agreement:

(a) the terms “in writing” or “written” include printed or typewritten communications or any electronic means of communication by which words are capable of being visually reproduced at a distant point of reception, including by facsimile;

(b) “this Agreement”, “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions refer to this Agreement as a whole, and not to any particular Article, Section or other subdivision hereof, and includes each and every instrument varying, amending, modifying or supplementing this Agreement;

(c) the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Agreement; and

(d) unless otherwise specified all dollar amounts referred to in this Agreement are in lawful money of Canada.

ARTICLE 2

INVESTMENT TRANSACTIONS

Unit Purchase

2.1 Subject to the terms and conditions set forth herein, Australis hereby subscribes for and agrees to purchase from BaM, and BaM hereby accepts the subscription and agrees to issue and sell to Australis, 16,000,000 Units at a price of $0.40 per Unit for an aggregate purchase price of $6,400,000 (the “Unit Purchase Price”), in accordance with the following:

(a) each Unit will consist of one Common Share and one Warrant;

(b) each Warrant will entitle the holder to purchase one Warrant Share at a price of $0.50 per Warrant Share for a period of 24 months after the Closing Date, subject to adjustment and acceleration in certain events. The Warrants will be governed by the terms and conditions set out in the certificate representing the Warrants in the form attached as Appendix I (the “Warrant Certificate”); and

(c) if at any time after the date of issuance of the Warrants and during the term of the Warrants the closing price of the Common Shares on the CSE (or if the Warrants are not then listed on the CSE, such other stock exchange on which the Common Shares are listed) is equal to or greater than $1.20 for thirty (30) consecutive trading days, upon BaM providing notice to Australis, the Warrants will expire on the date that is thirty (30) days from the date of such notice (“Accelerated Warrant Exercise Period”). During the Accelerated Warrant Exercise Period, Australis may exercise the Warrants in accordance with the terms of the Warrant Certificate.

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Unsecured Convertible Debenture Purchase

2.2 Subject to the terms and conditions set forth herein, Australis hereby subscribes for and agrees to purchase from BaM, and BaM hereby accepts the subscription and agrees to issue and sell to Australis, the Debentures in the principal amount of $1,600,000 (the “Principal Amount”) for an aggregate purchase price of $1,600,000 (the “Debenture Purchase Price”), in accordance with the following:

(a) the Debentures will be duly and validly created and issued pursuant to a definitive certificate (the “Debenture Certificate”) governing the terms of issue of the Debentures in the form attached as Appendix II;

(b) the Debentures will bear interest from the date of issuance at a rate of 8% per annum, calculated and payable semi-annually, in arrears;

(c) repayment of the Principal Amount on the Debentures, together with accrued interest thereon, will be made on or prior to 5:00 p.m. (Vancouver time) on the date that is two years from the date of issuance (the “Maturity Date”);

(d) the Debentures will be convertible at the option of Australis into Common Shares at a conversion price equal to $0.55 per Common Share up to the Maturity Date, subject to adjustment and acceleration in certain events; and

(e) if at any time after the date of issuance of the Debentures and up to the Maturity Date, the closing price of the Common Shares on the CSE (or if the Common Shares are not then listed on the CSE, such other stock exchange on which the Common Shares are listed) is equal to or greater than $1.65 for twenty (20) consecutive trading days, BaM may force the conversion of the then outstanding principal amount of the Debentures (and any accrued and unpaid interest thereon) at the then applicable conversion price on not less than ten (10) Business Days’ notice.

License Agreement

2.3 The Parties agree that following the Closing Date they will negotiate in good faith a license agreement (the “License Agreement”), under the terms of which BaM will grant Australis an exclusive and assignable license to use the BaM brand outside the United States of America on commercially reasonable terms. BaM agrees that until the date that is 21 days from the Closing Date,

(a) BaM and its representatives will immediately cease all existing discussions and negotiations, if any, with any other party in respect of any potential license of the BaM brand outside the United States of America or any other transaction the consummation of which would or could reasonably be expected to interfere with or prevent the License Agreement or materially reduce the benefit of the proposed License Agreement to Australis (collectively, an “Alternative Transaction”); and

(b) BaM will not, directly or indirectly, permit any of its representatives to solicit, initiate, or encourage proposals or offers from, or participate in negotiations with, any third party, or provide information to any third party relating to any Alternative Transaction.

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Commercial Advisory Agreement

2.4 On the Closing Date, BaM will enter into a commercial advisory agreement with Australis Nevada in the form attached as Appendix III (the “Commercial Advisory Agreement”), pursuant to which BaM will pay Australis Nevada a fee of USD $10,000 per month payable on the first day of each month for its advisory and consulting services for a term ending on the date that is the earlier of: (i) five years following the Closing Date, and (ii) the date Australis no longer holds 10% or more of the issued and outstanding common shares of BaM.

Robert Hasman Consulting Agreement

2.5 On the Closing Date, BaM will enter into an amendment to the Consulting Agreement with Robert Hasman to extend the non-competition and non-solicitation provisions to include the state of Ohio. It shall be a condition of Closing that BaM shall have obtained a waiver of rights from Robert Hasman in relation to section A7(d) of the Consulting Agreement, whereby Robert Hasman will waive his right to a termination fee equivalent to six months fees, for a period of six months after a change of control of BaM.

Use of Proceeds

2.6 The Subscription Funds will only be used by BaM as follows, unless otherwise agreed to in writing by Australis:

(a) a maximum of $400,000, only $300,000 of which may be payable in cash, will be used to pay an Investment Advisory Fee to Canaccord Genuity Corp.;

(b) USD $1,175,000 will be used by BaM as partial payment of the Promissory Notes (the “Loan Repayment”), of which USD $1,000,000 will remain owing to the Vendors after the Loan Repayment;

(c) USD $1,925,000 will be used by BaM for strategic acquisitions and/or investment opportunities within the State of Ohio;

(d) USD $1,650,000 (the “Build Out Funds”) will be allocated to the development, build out and equipment purchases for the NMG Ohio Dispensary and/or Ohio Production Facility, unless the parties agree to allocate the Build Out Funds to the development of the Nevada Production Facility;

(e) $600,000 will be allocated towards the working capital of Third Party Trim Purchases; and

(f) the balance of the Subscription Funds will be allocated towards the working capital of BaM.

ARTICLE 3

INVESTOR RIGHTS AND RESTRICTIONS

Participation Right

3.1 BaM agrees that, subject to the terms provided herein, Australis has the right (the “Participation Right”), to subscribe for and to be issued as part of any Offering completed after the Closing Date at the subscription price per Offered Security pursuant to the Offering and otherwise on substantially the terms and conditions of the Offering (provided that, if Australis is prohibited by Applicable Securities Laws, the rules and policies of any stock exchange on which the Common Shares of BaM are then listed and posted for trading or other applicable laws from participating on substantially the terms and conditions of the Offering, BaM shall use commercially reasonable efforts to enable Australis to participate on terms and conditions that are as substantially similar as circumstances permit), up to such number of Offered Securities that will allow Australis to maintain a percentage ownership interest of the Common Shares, calculated on a fully-diluted basis, that is equal to its ownership interest prior to the Offering, provided that such ownership interest does not exceed 40% of the Common Shares on a fully-diluted basis after giving effect to such Offering.

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3.2 BaM will give Australis notice in writing of any proposed Offering on or prior to the date on which any such Offering is announced (the “Offering Notice”), and in any event not less than ten (10) Business Days before such Offering is scheduled to close, together with the form of subscription agreement (if any) for such Offering and any other documentation required to be completed by Australis as a subscriber to such Offering. In order to exercise the Participation Right, Australis must return the completed subscription agreement (if required) and related subscription documentation, together with certified funds for the aggregate subscription amount, to BaM (the “Exercise Notice”) not less than three (3) Business Days before the scheduled closing date of the Offering specified in the original notice (provided that, if the scheduled closing date is extended, the date on which Australis must deliver its documents and subscription funds will be extended for the same period) (the “Notice Period”), failing which the Participation Right in respect of that Offering will expire.

3.3 The Participation Right will expire at such time as Australis holds less than 10% of the issued and outstanding Common Shares.

3.4 The Participation Right will not extend to securities issued in conjunction with: (i) the grant or exercise of stock options and other similar issuances pursuant to any share incentive plan of BaM and other share compensation arrangements, (ii) the exercise of warrants and other convertible securities issued by BaM, (iii) a plan of arrangement, merger, business combination, take-over bid or other acquisition of the business, securities or assets of a third party; provided that, in the event that Australis’ ownership interest in the Common Shares on a fully-diluted basis is diluted as a result of issuances of securities as contemplated in this Section 3.4, then for the purposes of calculating the number of Offered Securities that Australis will be entitled to purchase under the Participation Right, securities issued under this Section 3.4 will be excluded from the calculation of Australis’ ownership interest, such that Australis will be entitled to participate in the Offering to increase its ownership interest in the Common Shares on a fully-diluted basis to what it would have been if no securities were issued as contemplated in this Section 3.4.

3.5 If BaM receives an Exercise Notice from Australis within the Notice Period, BaM will:

(a) subject to the receipt and continued effectiveness of all required approvals (including any applicable approval(s) of the CSE, any required approvals under Applicable Securities Laws and any required shareholder approval);

(b) subject to the issuance to Australis or its Affiliate of Common Shares or other Offered Securities being exempt from prospectus and registration requirements under Applicable Securities Laws; and

(c) subject to the completion of the relevant Offering, issue to Australis, against payment of the subscription price payable in respect thereof, that number of Common Shares or other Offered Securities, as applicable, set forth in the Exercise Notice. The parties agree that the issuance of any Common Shares or other Offered Securities to Australis pursuant to this Section 3.5 will occur concurrently with the completion of the relevant Offering.

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3.6 If BaM is required by the CSE (if applicable) or otherwise to seek shareholder approval for the issuance of the Offered Securities to Australis or its Affiliate, then BaM will call and hold a meeting of its shareholders to consider the issuance of the Offered Securities to Australis as soon as reasonably practicable, and in any event such meeting will be held within 75 days after the date that BaM is advised that it will require shareholder approval, and will recommend approval of the issuance of the Offered Securities and will solicit proxies in support thereof.

Nomination of Directors

3.7 For as long as Australis owns at least 10% of the issued and outstanding Common Shares, Australis will be entitled to nominate one (1) director to the Board. If Australis exercises all of the Warrants purchased in the Financing and converts all Debentures, Australis will be entitled to nominate a second (2nd) director to the Board. For as long as Australis maintains at least 25% of the issued and outstanding Common shares of BaM, Australis will be entitled to maintain two (2) directors on the Board, provided that each director nominee must meet the requirements of applicable corporate, securities and other laws and the rules of the CSE. If permitted by applicable law and CSE rules, BaM will appoint such director(s) to the Board. In respect of any meeting of shareholders at which directors are to be elected, BaM will take all actions necessary and advisable to ensure that (i) proxies are solicited by or on behalf of BaM in favour of the election of the director nominees nominated in accordance with this Section 3.7 and (ii) every such nominee is endorsed and recommended in the applicable management information circular and other proxy solicitation materials provided by or on behalf of BaM to shareholders. BaM will take all other commercially reasonable actions necessary to permit the election or appointment to the Board of such nominees. BaM will notify Australis when such thresholds are achieved, and at least twenty (20) Business Days prior to the dissemination of materials for an annual meeting of shareholders, to allow Australis to identify its nominees (which Australis will provide to BaM at least five (5) Business Days prior to the dissemination of such materials).

Purchase of Additional Common Shares in Connection with Business Acquisition of Investment within the State of Ohio

3.8 In connection with the closing of any business acquisition and/or investment in the State of Ohio, Australis will be entitled to purchase such number of Common Shares that will enable Australis to maintain the same ownership interest in the Common Shares, on a fully diluted basis, that it holds prior to any such business acquisition and/or investment in the State of Ohio at a purchase price per Common Share equal to the greater of $0.40 and the maximum permitted discount allowable under the policies of the CSE. Additional investment by Australis will include 100% warrant coverage.

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Information Rights

3.9 BaM acknowledges that, as a reporting issuer, Australis has continuous and timely disclosure obligations under Applicable Securities Laws. In order to permit Australis to comply with its reporting obligations under Applicable Securities Laws, BaM agrees that it will, in a timely manner, provide Australis with all information relating to BaM which is necessary for Australis to comply with its disclosure obligations. Without limiting the generality of the foregoing, until it is no longer required for Australis to comply with its obligations under Applicable Securities Laws, BaM will:

(a) provide all financial information required by Australis in connection with the preparation of its financial statements and management’s discussion and analysis within 75 days of the end of Australis’ fiscal year and within 35 days of the end of each quarterly reporting period of Australis;

(b) if required under Applicable Securities Laws, deliver to the Company audited annual financial statements and unaudited interim financial statements of BaM and corresponding management’s discussion and analysis for those periods as required by, and prepared in accordance with, Applicable Securities Laws;

(c) deliver to the Australis all information necessary in order for Australis to issue a press release and file a material change report in accordance with Applicable Securities Laws with respect to any material change in the business, operations or capital of BaM that would reasonably be expected to have a significant effect on the market price or value of any securities of Australis;

(d) cause each of the directors and senior officers of BaM and BaM’s material subsidiaries, and, promptly upon his or her assumption of office, each of the future directors and senior officers of BaM and of BaM’s material subsidiaries, to file reports in respect of transactions in securities of Australis pursuant to applicable insider reporting requirements as if he or she were an insider of the Australis;

(e) require each present and future significant shareholder (as defined in National Instrument 55-104 – Insider Reporting Requirements and Exemptions) of BaM, and each future or present director or officer of each such significant shareholder, to file reports in respect of transactions in securities of Australis pursuant to applicable insider reporting requirements as if he, she or it were an insider of Australis; and

(f) provide to Australis such information regarding BaM and its business as is required to be included in an annual information form or any other report required to be filed by Autralis with one or more securities regulators.

3.10 BaM acknowledges that a failure of BaM to comply with the information delivery requirements set forth in Section 3.9 may result in irreparable harm to Australis and that BaM will be liable to Australis for all damages, including any consequential damages, which may result to Australis as a result of a breach of Section 3.9 by BaM.

ARTICLE 4

REPRESENTATIONS, WARRANTIES
AND COVENANTS OF BAM

Representations and Warranties of BaM

4.1 BaM represents and warrants to Australis, as at the date hereof and as of the Closing Date, and acknowledges that Australis is relying upon such representations and warranties in entering into this Agreement, as follows:

(a) BaM is a valid and subsisting corporation under the laws of the state of Nevada and is qualified or registered to transact business in each jurisdiction in which failure to be so qualified or registered would reasonably be expected to constitute a Material Adverse Effect;

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(b) BaM has the corporate power and capacity to enter into this Agreement and to perform all of its obligations hereunder. The execution and delivery of this Agreement, and the consummation by BaM of the transactions hereunder, has been duly authorized by all necessary corporate action on the part of BaM (including the approval of the board of directors of BaM) and no other proceedings on the part of BaM are or will be necessary to authorize this Agreement or the transactions contemplated hereunder;

(c) this Agreement has been duly executed and delivered by BaM and is a legal, valid and binding obligation of BaM, enforceable against BaM in accordance with its terms, subject to applicable bankruptcy or similar laws affecting enforcement of creditors’ rights generally and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought;

(d) BaM has the power and authority to create, issue and deliver the Warrants and the Debentures and perform its obligations under the Debentures;

(e) each of the execution and delivery of this Agreement and all documents contemplated hereunder, the performance by BaM of its obligations hereunder or thereunder, the issue and sale of the Purchased Securities hereunder and the consummation of the transactions contemplated hereby, including the issuance and delivery of the Debentures, Unit Shares and the Warrants comprising the Units, and the issuance and delivery of the Warrant Shares upon the exercise of the Warrants and the delivery of the Debenture Shares upon conversion of the Debentures, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both), (i) any statute, rule or regulation applicable to BaM, including Applicable Securities Laws; (ii) the constating documents or resolutions of BaM which are in effect at the date hereof; (iii) any debt instrument, material agreement, mortgage, indenture, contract, agreement, instrument, lease or other document to which BaM is a party or by which it is bound; or (iv) any judgment, decree or order binding BaM or the property or assets of BaM;

(f) the Unit Shares issued at Closing, when paid for in accordance with the provisions of this Agreement will be duly and validly issued as fully paid and non-assessable Common Shares in the capital of BaM;

(g) BaM has allotted and reserved for issuance a sufficient number of Warrant Shares upon the due and proper exercise of the Warrants, and, upon issuance in accordance with the terms of the Warrant Certificate, such Warrant Shares will be duly and validly issued as fully paid and non-assessable Common Shares in the capital of BaM;

(h) BaM has allotted and reserved for issuance a sufficient number of Debenture Shares upon due and proper conversion of the Debentures and, upon issuance in accordance with the terms of the Certificate, such Debenture Shares will be duly and validly issued as fully paid and non-assessable Common Shares in the capital of BaM;

(i) to BaM’s knowledge, (i) there is no civil, administrative, regulatory, criminal or investigative action or proceeding, or arbitration or other dispute settlement procedure, pending or threatened against BaM by or before any Governmental Authority; and (ii) no event has occurred that would reasonably be expected to give rise to any such action, proceeding or procedure where the same would in each case reasonably be expected to constitute a Material Adverse Effect;

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(j) there is no judgment, decree, award or order of any Governmental Authority outstanding against (and binding upon) BaM that has or is reasonably expected to constitute a Material Adverse Effect or which prohibits or materially impairs the conduct of BaM’s business as currently conducted.

(k) to the best of the knowledge of BaM, no person, firm or corporation acting or purporting to act at the request of BaM is entitled to any brokerage, agency or finder’s fee in connection with the transactions described herein, except as disclosed to Australis;

(l) BaM is a “reporting issuer” in the provinces of British Columbia and Ontario and the Common Shares are listed on the CSE under the symbol “BAMM”;

(m) as of the date hereof, the authorized capital of BaM consists of 900,000,000 Common Shares with a par value of $0.0001, of which 47,774,817 Common Shares are issued and outstanding as fully paid and non-assessable. Additionally, the Company has a commitment to issue an aggregate of 352,500 Common Shares, an aggregate of 125,000 contingently issuable Common shares, 10,106,820 share purchase warrants and 4,025,000 stock options as previously disclosed to Australis and, except as disclosed in the Public Record, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, pre-emptive, contractual or otherwise, for the issue or allotment of any unissued shares in the capital of BaM or any other security convertible into or exchangeable for any such shares, or to require BaM to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital other;

(n) the Public Record complies in all material respects with the requirements of Applicable Securities Laws;

(o) the Public Record and all financial, marketing, sales and operational information provided to Australis are true and correct in all material respects and do not contain any misrepresentations (as such term is defined in the Applicable Securities Laws);

(p) the financial statements filed with the Commissions or supplied by BaM have been prepared in accordance with Canadian generally accepted accounting principles, international financial reporting standards or in conformity with accounting principles generally accepted in the United States of America, as applicable; contain no misrepresentations; present fairly, fully and correctly, in all material respects, the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of BaM, as of the date thereof; and there have been no adverse material changes (as defined in Applicable Securities Laws) in the financial position of BaM since the date thereof and the business of BaM has been carried on in the usual and ordinary course consistent with past practice since the date thereof;

(q) the auditors of BaM who audited the financial statements of BaM for the most recent financial year-end and who provided their audit report thereon are independent public accountants as required under Applicable Securities Laws and there has never been a reportable event (within the meaning of National Instrument 51-102) with the present auditors of BaM;

(r) BaM has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, the Applicable Securities Laws in relation to the issue and trading of its securities and in all matters relating to the Financing;

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(s) other than in respect of certain United States federal laws relating to the cultivation, distribution or possession of marijuana in the United States as disclosed in the continuous disclosure documents of BaM, BaM is in compliance in all material respects with all applicable laws in the jurisdictions in which it carries on business and which may materially affect BaM, has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws, regulations and statutes, and is not aware of any pending change or contemplated change to any applicable law or regulation or governmental position that would materially affect the business of BaM or the business or legal environment under which BaM operates;

(t) BaM has not caused or permitted the release, in any manner whatsoever, of any pollutants, contaminants, chemicals or industrial toxic or hazardous waste or substances (collectively, the “Hazardous Substances”) on or from any of its properties or assets nor has it received any notice that it is potentially responsible for a clean-up site or corrective action under any applicable laws, statutes, ordinances, by-laws, regulations, or any orders, directions or decisions rendered by any government, ministry, department or administrative regulatory agency relating to the protection of the environment, occupational health and safety or otherwise relating to dealing with Hazardous Substances;

(u) all operations conducted by BaM on the properties of BaM have been conducted and are currently conducted in all material respects in accordance with good engineering practices and any applicable material workers’ compensation, and health, safety and workplace laws, regulations and policies;

(v) BaM has all licences, permits, approvals, consents, certificates, registrations and other authorizations (collectively the “Permits”) under all applicable laws and regulations, other than in respect of certain United States federal laws relating to the cultivation, distribution or possession of marijuana in the United States as disclosed in the continuous disclosure documents of BaM, necessary for the operation of the businesses carried on or proposed to be commenced by BaM and each Permit is valid, subsisting and in good standing and BaM is not in default or breach in any material respect of any Permit, and to the best of the knowledge of BaM, no proceeding is pending or threatened to revoke or limit any Permit;

(w) to BaM’s knowledge, information and belief, none of the directors or officers of BaM is or has been ever been subject to prior regulatory, criminal or bankruptcy proceedings in Canada or elsewhere;

(x) there is not presently, and will not be until the Closing, any material change or change in any material fact relating to BaM which has not been disclosed to the public;

(y) to the best of BaM’s knowledge, BaM is not in default in the observance of performance of any terms, covenant, obligation to be performed by BaM, under any material instrument, document, agreement, or arrangement (including memorandums of understanding or joint venture agreements) to which BaM or its subsidiaries is a party or otherwise bound and all such material instruments, contracts, agreements, or arrangements (including memorandums of understanding or joint venture agreements) are in good standing and no event has occurred which with notice or lapse of time or both would constitute such a default by BaM or, to the best of BaM’s knowledge, any other party;

(z) BaM is not a party to any actions, suits or proceedings which could materially affect its business or financial condition, and to the best of BaM’s knowledge no such actions, suits or proceedings are contemplated or have been threatened;

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(aa) there are no judgments against BaM which are unsatisfied, nor are there any consent decrees or injunctions to which BaM is subject;

(bb) no order ceasing, halting or suspending trading in securities of BaM nor prohibiting the sale of such securities has been issued to and is outstanding against BaM or, to the knowledge of BaM, any of its directors, officers or promoters or against any other companies that have common directors, officers or promoters and to the knowledge of BaM no investigations or proceedings for such purposes are pending or threatened;

(cc) BaM has filed, or is in the process of filing, all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and has or intends to pay all taxes required to be paid by BaM, including its subsidiaries and any other assessment, fine or penalty levied against BaM and/or its subsidiaries, or any amounts due and payable to any governmental authority, to the extent that any of the foregoing is due and payable;

(dd) BaM has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of BaM, except for taxes not yet due, and there are no audits of any of the tax returns of which are known by BaM’s management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of BaM;

(ee) BaM owns or possesses adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and other intellectual property necessary for the business of BaM now conducted to the knowledge of BaM, without any conflict with or infringement of the rights of others. BaM has received no communication alleging that BaM has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity;

(ff) BaM does not have any loans or other indebtedness outstanding which has been made to any of its shareholders, officers, directors or employees, past or present, or any person not dealing at “arm’s length” (as such term is used in the Income Tax Act (Canada));

(gg) BaM will not take any action which would be reasonably expected to result in the delisting or suspension of its common shares on or from the CSE or on or from any stock exchange, market or trading or quotation facility on which its common shares are listed or quoted and BaM will comply, in all material respects, with the rules and regulations thereof; and

(hh) BaM has and will have filed all documents that are required to be filed under the continuous disclosure provisions of the Applicable Securities Laws, including annual and interim financial information and annual reports, press releases disclosing material changes and material change reports.

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ARTICLE 5

REPRESENTATIONS, WARRANTIES

AND COVENANTS OF AUSTRALIS

Representations, Warranties and Covenants of Australis

5.1 Australis represents and warrants to BaM, as at the date hereof and as of the Closing Date, and covenants with BaM, and acknowledges that BaM is relying upon such representations, warranties and covenants in entering into this Agreement, as follows.

(a) Australis is a valid and subsisting corporation under the laws of Alberta, Canada;

(b) Australis is neither a U.S. Person nor subscribing for the Purchased Securities for the account of a U.S. Person or for resale in the United States and Australis confirms that the Units have not been offered to Australis and that this Agreement has not been signed in the United States;

(c) the Debentures, Common Shares and Warrants have not been and will not be registered under the U.S. Securities Act and may not be offered or sold in the United States or to any U.S. Person, except pursuant to applicable exemptions from United States federal and state registration requirements;

(d) Australis has the corporate power and capacity to enter into this Agreement and to perform all of its obligations hereunder. The execution and delivery of this Agreement and the consummation by Australis of the transactions hereunder have been duly authorized by all necessary corporate action on the part of Australis;

(e) this Agreement has been duly executed and delivered by Australis and is a legal, valid and binding obligation of Australis, enforceable against Australis in accordance with its terms, subject to applicable bankruptcy or similar laws affecting enforcement of creditors’ rights generally and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought;

(f) each of the execution and delivery of this Agreement and all documents contemplated hereunder, the performance by Australis of its obligations hereunder or thereunder and the consummation of the transactions contemplated hereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both), (i) any statute, rule or regulation applicable to Australis; (ii) the constating documents or resolutions of Australis which are in effect at the date hereof; (iii) any debt instrument, material agreement, mortgage, indenture, contract, agreement, instrument, lease or other document to which Australis is a party or by which it is bound; or (iv) any judgment, decree or order binding Australis or the property or assets thereof;

(g) Australis is purchasing the Purchased Securities as principal within the meaning of Applicable Securities Laws, for its own account and not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Purchased Securities;

(h) Australis is resident in the Province of British Columbia and the Purchased Securities have an acquisition cost to Australis of not less than C$150,000, payable in cash at Closing, and Australis was not created and is not being used solely to purchase or hold securities in reliance on the prospectus exemptions provided under Section 2.10 of NI 45-106, it pre-existed the Financing and has a bona fide purpose other than investment in the Purchased Securities;

(i) Australis acknowledges that no securities commission, agency, Governmental Authority, stock exchange or other regulatory body has reviewed or passed on the merits of the Purchased Securities and there are risks associated with the purchase of the Purchased Securities;

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(j) Australis acknowledges that the certificates representing the Purchased Securities (and any Warrant Shares and Debenture Shares issued before four months and one day after Closing) will bear the following legends:

“THE SECURITIES REPRESENTED HEREBY [FOR THE WARRANTS AND DEBENTURES ADD: AND ANY SECURITIES ISSUABLE UPON CONVERSION THEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT AND SUCH LAWS COVERING SUCH SECURITIES, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE U.S. SECURITIES ACT AND SUCH LAWS. THE SECURITIES REPRESENTED BY THE CERTIFICATEHEREBY CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS PLUS ONE DAY FROM THE CLOSING DATE]”

(k) Australis does not currently hold, directly or indirectly, any Common Shares nor any other securities of BaM;

(l) Australis is able to bear economic risk of loss of its investments in the Financing and Debentures;

(m) Australis is not in possession of any material information concerning BaM that has not generally been disclosed;

(n) Australis understands the political, economic and other business risks of its investment, including the fact that cannabis is currently registered as a Schedule 1 drug under the Controlled Substances Act in the United States of America;

(o) Australis is not acting jointly or in concert with any other person in connection with its purchase of securities of BaM, and is not a party to any agreement, commitment or understanding with any other person for the acquisition or holding of securities of BaM, whether by BaM, such other person, or other third party;

(p) Australis acknowledges that there are restrictions under Applicable Securities Laws on Australis’s ability to resell the Unit Shares, Warrants and Debentures and that it has been advised to consult its own legal advisors with respect to the particulars of such resale restrictions, and that it is Australis’s sole responsibility to find out what those restrictions are and to comply with them;

(q) Australis has not taken any action which will or may result in BaM, or any its directors, officers, employees or agents breaching any regulatory or legal requirements of any jurisdiction in connection with the purchase and sale of the Purchased Securities hereunder;

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(r) Australis acknowledges that there may be material tax consequences to Australis from the purchase of the Purchased Securities under Canadian federal, provincial or local laws or foreign laws, and BaM makes no representations regarding the tax consequences to Australis;

(s) to the best of the knowledge of Australis, this subscription for Purchased Securities has not been made through or as a result of, and the distribution of Purchased Securities is not being accompanied by, any form of advertisement, including, without limitation, in printed public media, radio, television, internet or telecommunications, including electronic display, or as part of a general solicitation;

(t) none of the funds Australis is using to purchase the Purchased Securities are, to the knowledge of Australis, proceeds obtained or derived, directly or indirectly, as a result of illegal activities. The funds being used to purchase the Purchased Securities which will be advanced by Australis to BaM hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and Australis acknowledges that BaM may in the future be required by law to disclose Australis’s name and other information relating to this Agreement and Australis’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of Australis’s knowledge (i) none of the funds to be provided by Australis are being tendered on behalf of a person who has not been identified to Australis, and (ii) Australis will promptly notify BaM if Australis discovers that any of such representations cease to be true, and to provide BaM with appropriate information in connection therewith;

(u) to the best of the knowledge of Australis, no person, firm or corporation is entitled to any brokerage, agency or finder’s fee in connection with the transactions described herein, except as disclosed to BaM; and

(v) Australis acknowledges that no prospectus has been filed by BaM with any securities commission or similar authority, in connection with the issuance of the Debentures, the Units, the Unit Shares or the Warrants, and the issuance and the sale of the Purchased Securities is subject to such sale being exempt from the prospectus requirements under Applicable Securities Laws and accordingly:

(i) Australis is restricted from using certain civil remedies available under such legislation;

(ii) Australis may not receive information that might otherwise be required to be provided to it under such legislation; and

(iii) BaM is relieved from certain obligations that would otherwise apply under such legislation.

Privacy

5.2 Australis provides its consent to the disclosure of personal information by BaM to the CSE, to the British Columbia Securities Commission and to any other applicable securities regulatory authorities (the “Commissions”), BaM’s registrar and transfer agent, legal counsel and any other party involved in the purchase and sale of the Units for the following purposes;

(a) internal use with respect to managing the relationships between and contractual obligations of BaM and Australis;

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(b) indirect collection of personal information and queries by the Commissions;

(c) use and disclosure to BaM’s transfer agent and registrar;

(d) use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency or United States Internal Revenue Services;

(e) disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(f) disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(g) disclosure to professional advisers of BaM in connection with the performance of their professional services;

(h) disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Australis prior written consent;

(i) disclosure to a court determining the rights of the parties under this Agreement; or

(j) for use and disclosure as otherwise required or permitted by law.

5.3 In addition, Australis acknowledges that BaM will file with the Commissions Forms 45-106F1 and 45-106F6, which will be publicly available, and which will include Australis’ name and the amount of their subscription.

ARTICLE 6

CONDITIONS PRECEDENT

Mutual Conditions

6.1 The respective obligations of BaM and Australis under this Agreement are subject to the fulfillment of the following conditions being satisfied at or before the Closing:

(a) receipt of all required regulatory, shareholder and third party approvals, and compliance with all applicable regulatory requirements and conditions necessary to complete the Financing;

(b) this Agreement will not have been terminated pursuant to Article 8;

(c) there being no prohibition at law against the completion of the subscription and issuance of the Purchased Securities; and

(d) the Purchased Securities issued in connection with the Financing being issued in a manner that is exempt from applicable prospectus requirements of Applicable Securities Law.

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Conditions of Closing in Favour of BaM

6.2 The completion of the sale of the Purchased Securities by BaM is conditional upon the following conditions in favour of BaM being satisfied at or before the Closing:

(a) Australis complying with all the terms, covenants and conditions of this Agreement on its part to be complied with up to the Closing;

(b) the representations and warranties of Australis contained in this Agreement as of the date of this Agreement being true and correct in all material respects as of the Closing as if made at and as of the Closing; and

(c) Australis having delivered the requisite deliverables contemplated by Section 7.1of this Agreement.

Conditions of Closing in Favour of Australis

6.3 The completion of the purchase of the Purchased Securities by Australis is conditional upon the following conditions in favour of Australis being satisfied at or before the Closing:

(a) BaM complying with all the terms, covenants and conditions of this Agreement on its part to be complied with up to the Closing;

(b) there being no material change or change in a material fact or a new material fact or an undisclosed material fact or change in respect of BaM which might be reasonably be expected to have a Material Adverse Effect and Australis will be satisfied that BaM will not have taken any act, entered into or become a party to or subject to any agreement or transaction or incurred or become liable for any obligation except in the ordinary course of business.

(c) the representations and warranties of BaM contained in this Agreement as of the date of this Agreement being true and correct in all material respects as of the Closing as if made at and as of the Closing;

(d) BaM having taken all necessary corporate action to appoint the Australis nominee to the Board, in accordance with Section 3.7;

(e) BaM having made all requisite filings with the CSE in connection with the Financing in accordance with the policies of the CSE; and

(f) BaM having delivered the requisite certificates contemplated by Section 7.2 of this Agreement.

ARTICLE 7

CLOSING MATTERS

Deposit

7.1 The Parties acknowledge that Australis has paid a deposit of $100,000 (the “Deposit”) in respect of the Financing, which is currently held by BaM’s legal counsel. Upon the Closing, the Deposit, together with the interest thereon, shall be paid to BaM on account of the payment of the Subscription Funds. If the Financing is not completed by reason of the non fulfillment of one or more of the conditions to be fulfilled by BaM under this Agreement, including all conditions set forth in Section 6.3, then the Deposit, together with the interest earned thereon, shall be repaid to Australis. If the Financing is not completed for any other reason, the Deposit, together with the interest earned thereon, shall be paid to BaM.

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Closing Deliveries

7.2 BaM’s obligation to sell the Purchased Securities at Closing will be conditional upon the satisfactory receipt by BaM at or before or at Closing of the following:

(a) payment of the Subscription Funds (less the Deposit) made by certified cheque delivered by Australis to BaM or electronic funds transfer to such account as may be directed by BaM;

(b) the Commercial Advisory Agreement, duly executed by Australis;

(c) a Certificate of Status (or equivalent) for Australis dated within one business day (or such earlier or later date as BaM may accept) of the Closing Date; and

(d) a certified copy of the resolutions of the Board of Directors of Australis authorizing this Agreement and the transactions contemplated hereby.

7.3 Australis’s obligation to purchase the Purchased Securities at the Closing will be conditional upon the satisfactory receipt by Australis at or before the Closing of the following:

(a) a certificate dated as of the Closing Date in substantially the form as Appendix IV, signed by the appropriate officer of BaM addressed to Australis;

(b) a share certificate representing Unit Shares;

(c) a Warrant Certificate representing the Warrants;

(d) a Debenture Certificate representing the Debentures;

(e) the Commercial Advisory Agreement, duly executed by BaM;

(f) evidence of BaM having entered into the amendment and waiver agreements with Robert Hasman contemplated in Section 2.5 of this Agreement;

(g) a Certificate of Status (or equivalent) for BaM dated within one Business Day (or such earlier or later date as Australis may accept) of the Closing Date; and

(h) a letter from the Transfer Agent as to the number of Common Shares issued and outstanding as at a date no more than one Business Day prior to the Closing Date.

ARTICLE 8

TERM AND TERMINATION

Termination

8.1 This Agreement may be terminated at any time prior to the Closing Date:

(a) by mutual written agreement of the Parties;

(b) by Australis if a breach of any representation or warranty or failure to perform any obligation on the part of BaM as set forth in this Agreement will have occurred that would cause the conditions set forth in Section 6.1and Section 6.3 not to be satisfied or such conditions are incapable of being satisfied by the Closing Date, as reasonably determined by BaM, provided however that BaM is not then in breach of this Agreement so as to cause any condition in Section 6.1or Section 6.3 not to be satisfied; or

(c) by BaM if a breach of any representation or warranty or failure to perform any obligation on the part of Australis as set forth in this Agreement will have occurred that would cause the conditions set forth in Section 6.1or Section 6.2 not to be satisfied, or such conditions are incapable of being satisfied by the Closing Date as reasonably determined by Australis, provided however, that Australis is not then in breach of this Agreement so as to cause any condition in Section 6.1 or Section 6.2not to be satisfied.

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ARTICLE 9

MISCELLANEOUS

Confidentiality

9.1 Except as required by Applicable Laws, Applicable Securities Laws or applicable stock exchange requirements, neither BaM nor Australis will make any public announcement or statement with respect to the transactions contemplated by and in this Agreement without the approval of the other party, acting reasonably. Moreover, in any event, each party agrees to give 24 hours prior notice to the other of any public announcement relating to the transactions contemplated by and in this Agreement and agrees to consult with the other prior to issuing each such public announcement.

Expenses

9.2 Each party will bear its own expenses in connection with this Agreement and the transactions contemplated herein.

Further Assurances

9.3 Each party will from time to time hereafter, at the reasonable request of the other party and without further consideration, do such further acts and execute and deliver such further instruments and documents as may be reasonably required in order to fully perform and carry out the terms of this Agreement.

Successor and Assigns

9.4 This Agreement will enure to the benefit of and will be binding upon the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any rights or obligations hereunder may be assigned by any of the parties hereto without the express written consent of the other party.

Time of Essence

9.5 Time is of the essence of this Agreement.

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Governing Law

9.6 This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, excluding reference to conflicts of laws principles that, if applied, would require the application of the laws of another jurisdiction. Each of the parties hereby irrevocably submits to and attorns to the exclusive jurisdiction of the courts of the Province of British Columbia with respect to any actions, claims, disputes or proceedings arising out of this Agreement or the transaction contemplated hereby.

Survival

9.7 The representations, warranties, covenants and agreements made herein will survive the Closing and the completion of the transactions hereunder for a period of two years following the date of the Closing.

Notice

9.8 Unless otherwise expressly provided in this Agreement, any notice or other communication to be given under this Agreement (a “notice”) shall be in writing addressed as follows:

(a)	If to BaM, to:
Body and Mind Inc. 750 – 1095 West Pender Street Vancouver, BC V6E 2M6

Attention: Leonard Clough

Email: len@altuscapital.ca

with a copy (for informational purposes only and not constituting notice) to:

DLA Piper (Canada) LLP

Suite 6000, 1 First Canadian Place

PO Box 367, 100 King St W

Toronto ON

M5X 1E2

Attention: Derek Sigel

Email: derek.sigel@dlapiper.com

(b)	If to Australis, to:

Australis Capital Inc.

Address: Suite 900, 510 Seymour Street

Vancouver, BC

V6B 1V5

Attention: Scott Dowty

Email: scott@ausacap.com

with a copy (for informational purposes only and not constituting notice) to:

McMillan LLP

1500 – 1550 West Georgia Street

Vancouver, BC V6E 4N7

Attention: Mark Neighbor

Email: mark.neighbor@mcmillan.ca

or to such other address as any of the parties may designate by notice given to the others.

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Each notice shall be personally delivered to the addressee or sent by means of electronic transmission to the addressee and: (i) a notice which is personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and (ii) a notice which is sent by means of electronic transmission shall be deemed to be given and received on the first Business Day following the day on which it is sent.

Amendments and Waivers

9.9 Any term of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

Severability

9.10 The invalidity or unenforceability of any particular provision of this Agreement will not affect or impair the validity or enforceability of the remaining provisions of this Agreement, and the provision determined to be invalid or unenforceable will be severable from the remaining provisions hereof.

Entire Agreement

9.11 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and will supersede any and all prior negotiations, understandings and agreements between the parties.

Counterparts

9.12 This Agreement may be executed and delivered (including by facsimile or other electronic transmission) by the parties hereto in separate counterparts, each of which will when executed be deemed an original and all of which taken together will constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or electronic transmission will constitute effective execution and delivery of this Agreement as between the parties and may be used in lieu of the original agreement for all purposes. Signatures of the authorized signatories of the parties transmitted by facsimile or electronic transmission will be deemed to be their original signatures for all purposes.

[Balance of Page Left Blank]

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IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

AUSTRALIS CAPITAL INC.

Per:	/s/ Scott Dowty
Authorized Signatory

BODY AND MIND INC.

Per:	/s/ Leonard Clough
Authorized Signatory

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APPENDIX I

Warrant Certificate

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE •, 2019.

THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED FOR RESALE, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS WARRANT AND SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE AFTER 5:00 PM (VANCOUVER TIME) ON •, 2020.

BODY AND MIND, INC.

(Incorporated under the laws of the State of Nevada)

Certificate Number: •	**16,000,000* Warrants to Purchase
**16,000,000** Shares

COMMON SHARE PURCHASE WARRANTS

THIS IS TO CERTIFY THAT, for value received, AUSTRALIS CAPITAL INC. of Suite 900, 510 Seymour Street Vancouver, BC V6B 1V5 (the “Holder”) is entitled to subscribe for and purchase up to 16,000,000 fully paid and non-assessable common shares without par value (collectively the “Shares” and individually, a “Share”) in the capital of Body and Mind, Inc. (the “Company”) at any time on or before 5:00 p.m. Vancouver time on •, 2020, subject to acceleration in certain events (the “Expiry Date”), at a price of CAD$0.50 per Share, subject, however, to the provisions and upon the Terms and Conditions attached hereto as Schedule “A”.

The Warrants will be subject to an accelerated expiry if the closing price of the Shares on the Canadian Securities Exchange (or if the Company is not listed on the Canadian Securities Exchange, then such other stock exchange on which the Shares are listed and where a majority of the trading volume occurs) is equal to or greater than $1.20 for a period of thirty (30) consecutive trading days, in which event the Company may, at its election, give notice to the holder that the Warrants will expire at 5:00 p.m. (Vancouver time) on the date that is thirty (30) calendar day after the issuance of such notice.

The rights represented by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to a fraction of a Share) by surrender of this Warrant Certificate (properly endorsed as required), together with a Warrant Exercise Form in the form attached hereto as Appendix “B”, duly completed and executed, to the Company at 750 - 1095 West Pender Street, Vancouver, British Columbia V6E 2M6 (Attention: Chief Executive Officer), or such other address as the Company may from time to time in writing direct, together with a certified cheque or bank draft payable to or to the order of the Company in payment of the purchase price of the number of Shares subscribed for. The Holder is advised to read “Instruction to Holders” attached hereto as Appendix “A” for details on how to complete the Warrant Exercise Form (as such term is defined in Schedule “A”).

[REST OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by its duly authorized officer, this ______ day of _____________, 2018.

BODY AND MIND, INC.

Per:
Authorized Signatory

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SCHEDULE “A”

TERMS AND CONDITIONS

ATTACHED TO COMMON SHARE PURCHASE WARRANTS

ISSUED BY BODY AND MIND, INC.

(the “Company”)

Each Warrant of the Company, whether single or part of a series, is subject to these Terms and Conditions as they were at the date of issue of the Warrant.

PART 1

DEFINITIONS AND INTERPRETATION

Definitions

1.1 In these Terms and Conditions, except as otherwise expressly provided herein, the following words and phrases will have the following meanings:

(a) “Company” means Body and Mind, Inc. and includes any successor corporations;

(b) “Company’s auditor” means the accountant duly appointed as auditor of the Company;

(c) “Exercise Price” means CAD$0.50 per Share or as may be adjusted as per Part 5;

(d) “Expiry Date” means the date defined as such on the face page of the Warrant Certificate;

(e) “Expiry Time” means 5:00 p.m. Vancouver time on the Expiry Date;

(f) “Holder” means the registered holder of a Warrant;

(g) “person” means an individual, corporation, partnership, trustee or any unincorporated organization, and words importing persons have a similar meaning;

(h) “Shares” or “shares” means the common shares in the capital of the Company as constituted at the date of issue of a Warrant and any shares resulting from any event referred to in Part 5;

(i) “Warrant” means a warrant as evidenced by the certificate, one (1) Warrant entitles the holder to purchase one (1) common share of the Company (subject to adjustment) on or before the Expiry Date at the Exercise Price set forth on the Warrant Certificate;

(j) “Warrant Certificate” means the certificate evidencing the Warrant;

(k) “Warrant Exercise Form” means Appendix “B” hereof; and

(l) “Warrant Transfer Form” means Appendix “C” hereof.

Interpretation

1.2 In these Terms and Conditions, except as otherwise expressly provided herein:

(a) the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Part, clause, subclause or other subdivision;

(b) a reference to a Part means a Part of these Terms and Conditions and the symbol § followed by a number or some combination of numbers and letters refers to the section, paragraph or subparagraph of these Terms and Conditions so designated;

(c) the headings are for convenience only, do not form a part of these Terms and Conditions and are not intended to interpret, define or limit the scope, extent or intent of these Terms and Conditions or any of its provisions;

(d) all dollar amounts referred to herein are expressed in Canadian funds;

(e) time will be of the essence hereof; and

(f) words importing the singular number include the plural and vice versa, and words importing the masculine gender include feminine and neuter genders.

Applicable Law

1.3 The Warrants will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable thereto and will be treated in all respects as legal contracts under the laws of the Province of British Columbia.

PART 2

ISSUE OF WARRANTS

Additional Warrants

2.1 The Company may at any time and from time to time issue Warrants or grant options or similar rights to purchase shares in its capital.

Issue in Substitution for Lost Warrants

2.2 In case a Warrant Certificate will become mutilated, lost, destroyed or stolen, the Company in its discretion may issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for, and in place of, and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the Warrants represented by such substituted Warrant Certificate will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants of the same issue. The Company may charge a reasonable fee for the issuance and delivery of a new Warrant Certificate.

2.3 The applicant for the issue of a new Warrant Certificate pursuant hereto will bear the cost of the issue thereof and in the case of loss, destruction or theft furnish to the Company such evidence of ownership, and of loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as will be satisfactory to the Company in its discretion; and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion and will pay the reasonable charges of the Company in connection therewith.

Holder not a Shareholder

2.4 The holding of a Warrant will not constitute the Holder a shareholder of the Company, nor entitle the Holder to any right or interest in respect thereof, except as expressly provided in the Warrant Certificate.

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PART 3

OWNERSHIP AND TRANSFER OF Warrant

Exchange of Warrants

3.1 A Warrant Certificate in any authorized denomination, upon compliance with the reasonable requirements of the Company, may be exchanged for a Warrant Certificate(s) in any other authorized denomination of the same issue entitling the Holder to purchase an equal aggregate number of Shares at the same Exercise Price and on the same terms as the Warrant Certificate so exchanged.

3.2 Warrants may be exchanged only with the Company. Any Warrants tendered for exchange will be surrendered to the Company and cancelled.

3.3 The Warrants are transferable on the terms and conditions contained herein and by the Holder completing and submitting to the Company a completed and duly executed Warrant Transfer Form.

Charges for Exchange

3.4 On exchange of Warrants, the Company, except as otherwise herein provided, may charge a reasonable fee for each new Warrant Certificate issued, and payment of any transfer taxes or governmental or other charges required to be paid will be made by the party requesting such exchange.

Ownership of Warrants

3.5 The Company may deem and treat the Holder of a Warrant as the absolute owner of such Warrant for all purposes and will not be affected by any notice or knowledge to the contrary.

Notice to Holder

3.6 Unless herein otherwise expressly provided, any notice to be given hereunder to a Holder will be deemed to be validly given, if mailed to the address of the Holder as set out on the Warrant Certificate. Any notice so given will be deemed to have been received five days from the date of mailing to the Holder or any market intermediary then holding the Warrants of the Holder in any trust account.

PART 4

EXERCISE OF WARRANTS

Method of Exercise of Warrants

4.1 The right to purchase Shares conferred by a Warrant may be exercised by the Holder surrendering the Warrant Certificate, together with a duly completed and executed Warrant Exercise Form and a certified cheque or bank draft payable to, or to the order of Company at the address as set out on the Warrant Certificate, for the purchase price applicable at the time of surrender in respect of the shares subscribed for in lawful money of Canada to the Company at the address as set out on the Warrant Exercise Form.

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Effect of Exercise of Warrants

4.2 Upon surrender and payment as aforesaid, the shares so subscribed for will be deemed to have been issued, and the Holder will be deemed to have become the holder of such shares on the date of such surrender and payment, and such shares will be issued at the Exercise Price as may be adjusted in the events and in the manner described herein.

4.3 Within 10 business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person in whose name the shares are directed to be registered as specified in such Warrant Exercise Form, or if no such direction is given, the Holder, a certificate for the appropriate number of shares not exceeding those which the Holder is entitled to purchase pursuant to the Warrant Certificate surrendered.

Subscription for Less than Entitlement

4.4 The Holder may purchase a number of shares less than the number which the Holder is entitled to purchase pursuant to the surrendered Warrant Certificate. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to this Warrant Certificate, the Holder, upon exercise thereof, will, in addition to certificates representing shares issued on such exercise, and be entitled to receive a new Warrant Certificate in respect of the balance of the shares which the Holder was entitled to purchase pursuant to the surrendered Warrant Certificate but which were not then purchased.

Warrants for Fractions of Shares

4.5 To the extent that the Holder is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant which in the aggregate will entitle the Holder to receive a whole number of shares.

Expiration of Warrants

4.6 After the Expiry Date, all rights under the Warrants will wholly cease and terminate, and the Warrants will thereupon be void and of no effect.

Exercise Price

4.7 The price per share which must be paid to exercise a Warrant is the Exercise Price, as may be adjusted in the events and in the manner described herein.

PART 5

ADJUSTMENTS

Adjustments

5.1 If and whenever the Shares will be subdivided into a greater or consolidated into a lesser number of shares, or in the event of any payment by the Company of a stock dividend (other than a dividend paid in the ordinary course), or in the event that the Company conducts a rights offering to its shareholders, the exercise price will be decreased or increased proportionately as the case may be. Upon any such subdivision, consolidation, payment of a stock dividend or rights offering, the number of shares deliverable upon the exercise of a Warrant and the exercise price of the Warrant will be increased or decreased proportionately as the case may be.

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5.2 In case of any reclassification of the capital of the Company, or in the case of the merger, reorganization or amalgamation of the Company with, or into any other company (including, for greater certainly, any triangular or three-cornered amalgamation to which the Company is party) or of the sale of substantially all of the property and assets of the Company to any other company (in each case, a “Corporate Event”), each Warrant will, after such Corporate Event, confer the right to purchase that number of shares or other securities or property of the Company or of the company resulting from such Corporate Event, or to which such sale will be made, as the case may be, which the Holder would then hold if the Holder had exercised the Holder’s rights under the Warrant before the Corporate Event; and in any such case, if necessary, appropriate adjustments will be made in the application of the provisions set forth in this Part 5 with respect to the rights and interest thereafter of the Holders to the end that the provisions set forth in this Part 5 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any Shares or other securities or property thereafter deliverable on the exercise of a Warrant.

5.3 In case of any Corporate Event which results in Warrants becoming exercisable for shares, securities or other property of a corporate entity other than the Company, such corporate entity may elect to deliver to the Holder a new warrant certificate in the name of such corporate entity reflecting the terms of the Warrants, as adjusted pursuant to Section 5.2, and upon receipt of such replacement warrant certificate this Warrant Certificate will be deemed cancelled.

5.4 The adjustments provided for in this Part 5 are cumulative.

Determination of Adjustments

5.5 If any question will at any time arise with respect to any adjustments to be made under this Part 5, such question will be conclusively determined by the Company’s auditor, or, if the Company’s auditor declines to so act, any other chartered accountant in Vancouver, British Columbia that the Company may designate (acting reasonably) and who will have access to all appropriate records, and such determination will be binding upon the Company and the Holder.

Resale Restrictions

5.6 This Warrant and the Shares to be issued upon its exercise have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. This Warrant may not be exercised in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Shares are registered under the U.S. Securities Act and the applicable laws of any such state, or (ii) an exemption from such registration requirements is available, and (iii) the holder has complied with the requirements set forth in the Warrant Exercise Form attached hereto as Appendix B. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act (“Regulation S”).

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5.7 Any Shares issued upon exercise of this Warrant in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates representing such Shares, as well as all certificates issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate, the following legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED FOR RESALE, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

PART 6

COVENANTS BY THE COMPANY

Reservation of Shares

6.1 The Company will reserve, and there will remain unissued out of its authorized capital, a sufficient number of shares to satisfy the rights of purchase provided for in all Warrants from time to time outstanding.

PART 7

RESTRICTION ON EXERCISE

Compliance with Securities Laws

7.1 Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the exercise of any Warrant if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at that holder’s expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of legal counsel satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legend.

PART 8

MODIFICATION OF TERMS, SUCCESSORS

Modification of Terms and Conditions for Certain Purposes

8.1 From time to time the Company may, subject to the provisions of the Warrant Certificate, when so directed by the Holders, modify the terms and conditions hereof, for any one or more or all of the following purposes:

(a) adding to the provisions hereof such additional covenants and enforcement provisions as, in the opinion of counsel for the Company, are necessary or advisable in the circumstances;

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(b) making such provisions not inconsistent herewith as may be necessary or desirable with respect to matters or questions arising hereunder or for the purpose of obtaining a listing or quotation of Warrants on any stock exchange or house;

(c) adding to or altering the provisions hereof in respect of the registration of Warrants making provision for the exchange of Warrant Certificates of different denominations; and making any modification in the form of Warrant Certificates which does not affect the substance thereof;

(d) for any other purpose not inconsistent with the terms hereof, including the correction or rectification of any ambiguities, defective provisions, errors or omissions herein; and

(e) to evidence any succession of any corporation and the assumption by any successor of the covenants of the Company herein and in the Warrants contained as provided hereafter in this Part 8.

Company may Amalgamate on Certain Terms

8.2 Nothing herein contained will prevent any amalgamation or merger of the Company with or into any other company, or the sale of the property or assets of the Company to any company lawfully entitled to acquire the same; provided however that the company formed by such merger or amalgamation or which acquires by conveyance or transfer all or substantially all the properties and assets of the Company will be a company organized and existing under the laws of Canada or of the United States of America or any Province, State, District or Territory thereof, which will, simultaneously with such amalgamation, merger, conveyance or transfer, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Company and will succeed to and be substituted for the Company, and such changes in phraseology and form (but not in substance) may be made in the Warrant Certificate as may be appropriate in view of such amalgamation, merger or transfer.

Additional Financings

8.3 Nothing herein contained will prevent the Company from issuing any other securities or rights with respect thereto during the period within which a Warrant is exercisable, upon such terms as the Company may deem appropriate.

[End of Schedule “A”]

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APPENDIX “A”

INSTRUCTIONS TO HOLDER

TO EXERCISE:

To exercise Warrants, the Holder must complete, sign and deliver the Warrant Exercise Form, attached as Appendix “B” and deliver the Warrant Certificate(s) to the Company, indicating the number of common shares to be acquired.

TO TRANSFER:

To transfer Warrants, the Holder must complete, sign and deliver the Warrant Transfer Form, attached as Appendix “C” and deliver the Warrant Certificate(s) to the Company. The Company may require such other certificates or opinions to evidence compliance with applicable securities legislation in Canada.

To transfer Warrants, the Warrant Holder’s signature on the Warrant Transfer Form must be guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange.

GENERAL:

If forwarding any documents by mail, registered mail must be employed.

If the Warrant Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must also be accompanied by evidence of authority to sign satisfactory to the Company.

The address of the Company is:

Body and Mind, Inc.

750 - 1095 West Pender Street

Vancouver, BC V6E 2M6

Attention: Chief Executive Officer

[End of Appendix “A”]

APPENDIX “B”

WARRANT EXERCISE FORM

TO:	Body and Mind, Inc. 750 - 1095 West Pender Street Vancouver, BC V6E 2M6

Attention: Chief Executive Officer

The undersigned Holder of the within Warrants hereby subscribes for ____________ common shares (the “Shares”) of BODY AND MIND, INC. (the “Company”) pursuant to the within Warrants on the terms and price specified in the Warrants. This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.

The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

As at the time of exercise hereunder, the undersigned Holder represents, warrants and certifies as follows (check one):

☐	(A)

the undersigned holder at the time of exercise of the Warrant is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this exercise form in the United States; OR

☐	(B)

the undersigned holder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form; OR

☐	(C)

if the undersigned holder is a U.S. Holder, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel of recognized standing (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the Shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Note: Certificates representing common shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned Holder has indicated that the undersigned Holder is a U.S. Accredited Investor by marking box (B) above, the undersigned Holder additionally represents and warrants to the Company that:

1	the undersigned Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.	the undersigned is: (i) purchasing the Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

3.	the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

The undersigned acknowledges and agrees that:

1.	the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Company as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Shares;

2.	if the undersigned decides to offer, sell or otherwise transfer any of the Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(a)	the sale is to the Company;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and the undersigned has prior to such sale pursuant to subsection (c) or (d), furnished to the Company an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect;

-B2-

3.	the Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.	the Company has no obligation to register any of the Shares;

5.	the certificates representing the Shares (and any certificates issued in exchange or substitution for the Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

6.	the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing in form and substance satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

7.	the financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

8.	there may be material tax consequences to the undersigned of an acquisition or disposition of the Shares;

9.	funds representing the subscription price for the Shares which will be advanced by the undersigned to the Company upon exercise of the Warrants will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) or the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Company may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PCMLA or the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, Canada, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Company if the undersigned discovers that any of such representations cease to be true and provide the Company with appropriate information in connection therewith; and

10.	the undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Warrant Exercise Form.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

-B3-

DATED this _________ day of _______________, 20_____.

In the presence of:

Signature of Witness	Signature of Holder

Witness’s Name	Name and Title of Authorized Signatory for the Holder

Please print below your name and address in full.
Legal Name
Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant Certificate without alteration. If the registration in respect of the certificates representing the Shares to be issued upon exercise of the Warrants differs from the registration of the Warrant Certificates the signature of the registered holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this exercise form is executed in the United States, or in accordance with industry standards

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

-B4-

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of BODY AND MIND, INC. (the “Company”) by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

_______ (1)

Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

_______ (2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

_______ (3)

Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

_______ (4)

Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

-B2-

_______ (5)

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

_______ (6)

A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;

_______ (7)	Any director or executive officer of the Company; or
_______ (8)

Any entity in which all of the equity owners meet the requirements of at least one of the above categories – if this alternative is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

[End of Appendix “B”]

-B3-

APPENDIX “C”

WARRANT TRANSFER FORM

TO:	Body and Mind, Inc. 750 - 1095 West Pender Street Vancouver, BC V6E 2M6

Attention: Chief Executive Officer

FOR VALUE RECEIVED, the undersigned holder (the “Transferor”) of the within Warrants hereby sells, assigns and transfers to _______________________________ (the “Transferee”), ________________ Body and Mind, Inc. (the “Company”) registered in the name of the undersigned on the records of the Company and irrevocably appoints ________________ the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

The undersigned hereby directs that the Warrants hereby transferred be issued and delivered as follows:

NAME IN FULL	ADDRESS	NUMBER OF WARRANTS

The Transferor hereby certifies that (check either A or B):

____ (A)	the transfer of the Warrants is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel of recognized standing in form and substance satisfactory to the Company to the effect that the transfer of the Warrants is exempt from the registration requirements of the U.S. Securities Act; or

____ (B)	the transfer of the Warrants is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act, and certifies that:

(1)	the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Company (except solely by virtue of being an officer or director of the Company) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)	the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	neither the seller nor any affiliate of the seller nor any person acting on their behalf engaged in any directed selling efforts in connection with the offer and sale of the Warrants;

(4)	the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Warrants are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)	the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act. If Option B is checked, the Company may, in its sole discretion, require the Transferor or the Transferee to furnish a written opinion of U.S. legal counsel or other documentation acceptable to the Company to the effect that the transfer of the Warrants is excluded from the registration requirements of the U.S. Securities Act.

DATED this _________ day of _______________, 201_____.

Signature of Warrant Holder	Signature Guaranteed

INSTRUCTIONS FOR TRANSFER

Signature of the Warrant Holder must be the signature of the person appearing on the face of this Warrant Certificate.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The signature on the Transfer Form must be guaranteed by a chartered bank or trust company, or a member firm of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). the stamp must bear the words “Signature Medallion Guaranteed”.

In the United States of America, signature guarantees must be done by members of a Medallion Signature Guarantee Program only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of an acceptable Medallion Program.

If the Transferor is in a jurisdiction that does not have a Medallion Signature Guarantee Program, then the Transferor will provide such other documentation as reasonably required by the Company or its transfer agent, as applicable.

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TRANSFEREE ACKNOWLEDGMENT

The Transferee acknowledges and agrees that the Warrants may not be offered, sold, pledged or otherwise transferred in the absence of: (a) an effective registration statement under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), relating thereto; or (b) an exemption from the registration requirements of the U.S. Securities Act. Each Warrant Certificate, and each certificate representing Shares issuable upon exercise thereof, shall contain a legend on the face thereof, in the appropriate form, setting forth the restrictions on transfer referred to in the Warrant Certificate, unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend, or in the case of the Shares, are transferred pursuant to an effective registration statement under the U.S. Securities Act. The holder acknowledges and agrees that the Warrants represented by this Warrant Certificate, and the Shares issuable upon exercise thereof, constitute “restricted securities” under the U.S. Securities Act.

Any certificate issued at any time in exchange or substitution for any certificate bearing a restrictive legend shall also bear such legend unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

In connection with this transfer the undersigned transferee (the “Transferee”) certifies that the Transferor or Transferee is delivering a written opinion of U.S. legal counsel acceptable to the Company to the effect that this transfer of Warrants has been registered under the U.S. Securities Act or is exempt from registration thereunder.

DATED the ___ day of __________, 20__

In the presence of:	(Signature of Transferee)

(Witness)	(Name of Transferee – Please print)

(Name of Witness – Please print)	(Capacity of Authorized Representative)

The Warrants and the Shares issuable upon exercise of the Warrants shall only be transferable in accordance with applicable laws. The Warrants may only be exercised in the manner required by the Warrant Certificate and the Warrant Exercise Form attached thereto. Any securities acquired pursuant to this exercise of Warrants shall be subject to applicable hold periods and any certificate representing such securities may bear restrictive legends.

[End of Appendix “C”]

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APPENDIX II

Debenture Certificate

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE ●, 2019.

THE SECURITIES REPRESENTED HEREBY AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED FOR RESALE, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

THIS DEBENTURE MAY NOT BE CONVERTED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THIS DEBENTURE AND SECURITIES ISSUABLE UPON EXERCISE OF THIS DEBENTURE HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

UNSECURED CONVERTIBLE DEBENTURE

BODY AND MIND, INC.

(a corporation existing under the laws of the state of Nevada)

DEBENTURE
CERTIFICATE NUMBER: •	PRINCIPAL AMOUNT: $1,600,000

BODY AND MIND, INC. (the “Borrower”), for value received, hereby acknowledges itself indebted and promises to pay to Australis Capital Inc. (hereinafter referred to as the “Lender”), the principal amount of $1,600,000 (the “Principal Amount”) in lawful money of Canada in the manner hereinafter provided at the address of the Lender set forth in Section 8.2, or at such other place or places as the Lender may designate by notice in writing to the Borrower, on the date that is two years from the date of issuance of this Debenture (the “Maturity Date”), subject to acceleration in certain events in accordance with Section 3.12 hereof, and to pay interest on the Principal Amount outstanding from time to time owing hereunder to the date of payment as hereinafter provided.

The Lender has the right, from time to time and at any time prior to 5:00 p.m. (Vancouver Time) on the earlier of: (i) the Business Day (as defined herein) immediately preceding the Maturity Date; and (ii) the Business Day prior to receiving notice of a Forced Conversion (as defined herein), to convert all or any portion of the outstanding Principal Amount into Common Shares (as defined herein), at a price, with respect to the Principal Amount, equal to the Conversion Price (as defined herein), subject to adjustment in certain events. Accrued and unpaid interest relating to the debenture shall be calculated and payable semi-annually in accordance with the terms hereof.

Unless the Lender exercises the conversion rights attached to this Debenture, including forced conversion, the Principal Amount owing, or the portion of the Principal Amount which has yet to be converted, together with any amounts now or hereafter payable hereunder including accrued and unpaid interest (collectively, the “Obligations”) shall be due and payable on the Maturity Date in accordance with the terms hereof. This Debenture is issued subject to the terms and conditions appended hereto as Schedule A.

(See terms and conditions attached hereto)

IN WITNESS WHEREOF, the Borrower has caused this Debenture to be executed by a duly authorized officer.

DATED for reference this _____ day of ________________, 2018.

BODY AND MIND, INC.

Per:
Authorized Signatory

Schedule A

TERMS AND CONDITIONS OF UNSECURED CONVERTIBLE DEBENTURE

Article 1 – Interpretation

Section 1.1 Definitions

In this Debenture, the following terms shall have the following meanings:

(1) “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Vancouver, British Columbia, Canada are authorized by law to close;

(2) “Applicable Securities Laws” means the Securities Act (British Columbia) and the securities laws of any other province, state or territory of Canada and the United States, if applicable, and the rules, regulations and policies of any securities regulatory authority administering such securities laws, as the same shall be in effect from time to time;

(3) “Common Shares” means the common shares in the capital of the Borrower or the common shares of the continuing corporation or other resulting issuer formed as a result of a Merger;

(4) “Conversion Amount” has the meaning attribute thereto in Section 3.2;

(5) “Conversion Price” initially means the Original Conversion Price, and thereafter any adjustment thereto in accordance with the terms and conditions of this Debenture;

(6) “Conversion Right” has the meaning attributed thereto in Section 3.1;

(7) “Corporate Event” has the meaning attributed thereto in Section 3.3;

(8) “Debenture” means this unsecured convertible debenture;

(9) “Event of Default” has the meaning attributed thereto in Section 5.1;

(10) “Exchange” means the Canadian Securities Exchange or such other stock exchange on which the Common Shares are listed and posted for trading;

(11) “Forced Conversion” has the meaning attributed thereto in Section 3.10;

(12) “Forced Conversion Notice” has the meaning attributed thereto in Section 3.10

(13) “Interest Amount” means any interest amount accrued but unpaid in accordance with the provisions of this Debenture, including, without limitation, interest accrued but unpaid on overdue interest;

(14) “Interest Rate” means eight (8%) per annum, payable semi-annually in arrears;

(15) “Investment Agreement” means the investment agreement dated • between Australis Capital Inc. and Body and Mind, Inc.;

(16) “Issue Date” has the meaning attributed thereto in Section 3.2(1);

(17) “Maturity Date” means the date that is two years from the date of issuance of this Debenture, subject to acceleration in accordance with Section 3.12;

(18) “Merger” means any transaction (whether by way of arrangement, amalgamation, merger, transfer, sale or lease) whereby all or substantially all of the Borrower’s assets would become the property of any other Person, or, in the case of any such arrangement, amalgamation or merger, of the continuing corporation or other entity resulting therefrom;

(19) “Offering” means the offering of Debentures in the aggregate principal amount of $1,600,000 to be issued by the Borrower, pursuant to the Investment Agreement;

(20) “Original Conversion Price” means $0.55 per Common Share;

(21) “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof;

(22) “Regulation S” has the meaning attributed thereto in Section 3.5.

(23) “Taxes” means any present or future income and other taxes, levies, rates, royalties, deductions, withholdings, assessments, fees, dues, duties, imposts and other charges of any nature whatsoever, together with any interest and penalties, additions to tax and other additional amounts, levied, assessed or imposed by any governmental authority;

(24) “trading day” means a day on which the Exchange is open for trading (or if the Borrower’s Common Shares are not then listed on the Exchange, such other recognized stock exchange or quotation system on which the Common Shares may trade or be quoted); and

(25) “U.S. Securities Act” has the meaning attributed thereto in Section 3.5.

Section 1.2 Headings

The inclusion of headings in this Debenture is for convenience of reference only and shall not affect the construction or interpretation hereof.

Section 1.3 Currency

Unless otherwise indicated, all amounts in this Debenture are stated and shall be paid in the lawful currency of Canada.

Section 1.4 Number, Gender and Persons

Unless the context otherwise requires, words importing the singular in number only shall include the plural and vice versa, words importing the use of gender shall include the masculine, feminine and neuter genders and words importing Persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and other legal or business entities.

Section 1.5 Severability

If any provision of this Debenture is determined by a Court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each such provision shall be interpreted in such a manner as to render them valid, legal and enforceable to the greatest extent permitted by applicable law. Each provision of this Debenture is declared to be separate, severable and distinct.

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Section 1.6 Entire Agreement

This Debenture, including any schedules attached hereto, constitutes the entire agreement between the Borrower and the Lender relating to the subject matter hereof, and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements, understandings, conditions or collateral agreements, whether oral or written, express or implied, with respect to the subject matter hereof.

ARTICLE 2 – PAYMENT OF PRINCIPAL, INTEREST AND OTHER CONSIDERATIONS

Section 2.1 Repayment of Principal

The Borrower, for value received, hereby acknowledges itself indebted and promises to pay, subject to Article 3 below, to the Lender or any subsequent holder or holders of this Debenture, the Principal Amount in the lawful money of Canada on the Maturity Date or such other time specified herein, at such places as the Lender may designate by notice in writing to the Borrower.

Section 2.2 Interest Payable

This Debenture shall bear interest commencing on the Issue Date at 8%per annum, calculated and payable semi-annually, in arrears. Any interest accrued and unpaid shall be paid with a cheque and delivered to the holder’s registered address on a semi-annual basis.

ARTICLE 3 – CONVERSION

Section 3.1 Conversion Right.

(1) Subject to this Article 3, the Lender shall have the right at any time prior to the Maturity Date, to cancel this Debenture and convert the Principal Amount, into fully paid and non-assessable Common Shares at the Conversion Price (the “Conversion Right”). The Conversion Price shall be subject to adjustment as provided in Section 3.3.

(2) The Conversion Right shall extend only to the maximum number of whole Common Shares into which the Principal Amount of this Debenture or any part thereof may be converted in accordance with this Section 3.1. Fractional interests in Common Shares shall be adjusted in the manner provided in Section 3.6.

Section 3.2 Conversion Procedure

(1) The Conversion Right may be exercised by the Lender by completing and signing the notice of conversion (the “Conversion Notice”) attached hereto as Schedule B, and delivering the Conversion Notice and this Debenture to the Borrower. The Conversion Notice shall provide that the Conversion Right is being exercised, shall specify the Principal Amount being converted (the “Conversion Amount”) and shall set out the date (the “Issue Date”) on which Common Shares are to be issued upon the exercise of the Conversion Right (such date to be no earlier than five (5) Business Days and no later than ten (10) Business Days after the day on which the Conversion Notice is issued). The conversion shall be deemed to have been effected immediately prior to the close of business on the Issue Date and the Common Shares issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. Within ten (10) Business Days after the Issue Date, a certificate for the required number of Common Shares shall be issued to the Lender. If less than all of the Principal Amount of this Debenture is the subject of the Conversion Right, then within ten (10) Business Days after the Issue Date, the Borrower shall deliver to the Lender a replacement Debenture in the form hereof in the principal amount of the unconverted principal balance hereof, and this Debenture shall be cancelled. If the Conversion Right is being exercised in respect of the entire Principal Amount of this Debenture, this Debenture shall be cancelled.

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Section 3.3 Adjustments

If and whenever the Common Shares will be subdivided into a greater or consolidated into a lesser number of shares, or in the event of any payment by the Borrower of a stock dividend (other than a dividend paid in the ordinary course), or in the event that the Borrower conducts a rights offering to its shareholders, the exercise price will be decreased or increased proportionately as the case may be. Upon any such subdivision, consolidation, payment of a stock dividend or rights offering, the number of shares deliverable upon conversion of this Debenture and the Conversion Price will be increased or decreased proportionately as the case may be.

In case of any reclassification of the capital of the Borrower, or in the case of the merger, reorganization or amalgamation of the Borrower with, or into any other company (including, for greater certainly, any triangular or three-cornered amalgamation to which the Borrower is party) or of the sale of substantially all of the property and assets of the Borrower to any other company (in each case, a “Corporate Event”), the Conversion Right will, after such Corporate Event, confer the right to convert into that number of shares or other securities or property of the Borrower or of the company resulting from such Corporate Event, or to which such sale will be made, as the case may be, which the Lender would then hold if the Lender had exercised the Lender’s Conversion Right before the Corporate Event; and in any such case, if necessary, appropriate adjustments will be made in the application of the provisions set forth in this Section 3.3 with respect to the rights and interest thereafter of the Lender to the end that the provisions set forth in this Section 3.3 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any Common Shares or other securities or property thereafter deliverable on the conversion of this Debenture.

The adjustments provided for in this Section 3.3 are cumulative.

Section 3.4 Determination of Adjustments

If any question will at any time arise with respect to any adjustments to be made under Section 3.3, such question will be conclusively determined by the Borrower’s auditor, or, if the Borrower’s auditor declines to so act, any other chartered accountant in Vancouver, British Columbia that the Borrower may designate (acting reasonably) and who will have access to all appropriate records, and such determination will be binding upon the Borrower and the Lender.

Section 3.5 Resale Restrictions

This Debenture and the Common Shares to be issued upon its conversion, or forced conversion in accordance with Section 3.12, have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. This Debenture may not be converted in the United States, or by or for the account or benefit of a U.S. person or a person in the United States, unless (i) the Common Shares are registered under the U.S. Securities Act and the applicable laws of any such state, or (ii) an exemption from such registration requirements is available, and (iii) the holder has complied with the requirements set forth in the Conversion Notice attached hereto as Schedule B. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act (“Regulation S”).

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Any Common Shares issued upon conversion of this Debenture in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates representing such Common Shares, as well as all certificates issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate, the following legends:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE OFFERED FOR RESALE, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION OR EXCLUSION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

Section 3.6 No Requirement to Issue Fractional Common Shares

The Borrower shall not be required to issue fractional Common Shares upon the conversion of the Debenture pursuant to this Article 3. If any fractional interest in a Common Share, would, except for the provisions of this Section 3.6, be deliverable upon the conversion of any amount hereunder, the number of Common Shares to be issued shall be rounded down to the nearest whole Common Share.

Section 3.7 Entitlement to Payment of Interest Amount

The Lender, on surrender of the Debenture for conversion, in whole or in part, in accordance with this Debenture shall be entitled to any Interest Amount payable on the Conversion Amount to the Issue Date.

Section 3.8 Borrower to Reserve Common Shares

The Borrower covenants with the Lender that it will at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issue upon exercise of the Conversion Right, and conditionally allot to the Lender, such number of Common Shares as shall then be issuable upon the conversion of this Debenture. The Borrower covenants with the Lender that all Common Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable.

Section 3.9 Certificate as to Adjustment

The Borrower shall from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 3.3, deliver an officer’s certificate to the Lender specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Subject to the dispute resolution procedure in Section 3.3(6), such certificate shall be binding and determinative of the adjustment to be made, absent manifest error.

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Section 3.10 Certificate Legends

Certificates representing the Common Shares issuable upon conversion of the Debenture as provided for in this Article will bear such legend(s) denoting the restrictions on transferability posed by applicable corporate and securities laws. The Lender agrees to sell, assign or transfer such Common Shares only in accordance with the requirements of all such legends and all applicable corporate laws and securities laws.

Section 3.11 Shareholder of Record

For all purposes, on the Issue Date or the applicable date specified in Section 3.2 the Lender shall be deemed to have become the holder of record of the Common Shares into which the Principal Amount of this Debenture (or a portion thereof) is converted in accordance with Section 3.2.

Section 3.12 Forced Conversion

Notwithstanding anything herein to the contrary, if at any time prior to the Maturity Date, the closing price of the Common Shares is equal to or greater than $1.65 per Common Share for twenty (20) consecutive trading days, the Borrower may deliver written notice to the Lender attached hereto as Schedule D (a “Forced Conversion Notice”), to cause the Lender to convert all but not less than all of the then outstanding Principal Amount of this Debenture, at a date no less than ten (10) Business Days after delivery of the Forced Conversion Notice in accordance with the provisions of Article 3 (a “Forced Conversion”). The Debentures shall be converted into Common Shares at the then applicable Conversion Price and upon delivery of the Forced Conversion Notice, the Lender shall be entered in the books of the Borrower, as at the date of the conversion with no further action of the Lenders., as the holder of the number of Common Shares into which the Debenture is convertible and, as soon as practicable, the Borrower shall deliver to the Lender a certificate or certificates for such common shares and he debentures will be deemed cancelled and of no further force and effect.

ARTICLE 4 – COVENANTS OF THE BORROWER

Section 4.1 Positive Covenants

The Borrower covenants and agrees, for as long this Debenture remains outstanding, that:

(1) Maintain Corporate Existence. The Borrower shall maintain its corporate existence, and preserve its rights, powers, licenses and privileges which are necessary or material to the conduct of its business, and not materially change the nature of its business;

(2) Compliance with Laws. The Borrower shall comply in all material respects with all applicable laws, rules, governmental restrictions and regulations;

(3) Payment of Taxes. The Borrower shall pay and discharge promptly all Taxes assessed or imposed upon it or its property as and when the same become due and payable save and except where it contests in good faith the validity thereof by proper legal proceedings;

(4) Payment of Obligations. The Borrower shall pay all principal and other amounts owing to the Lender hereunder promptly when due;

(5) Performance of Covenants. The Borrower shall promptly perform and satisfy all covenants and obligations to be performed by it under this Debenture;

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(6) Maintain Listing. The Borrower shall use reasonable commercial efforts to maintain the listing of the Common Shares on the Exchange and to maintain the Borrower’s status as a “reporting issuer” not in default of the requirements of Applicable Securities Laws;

(7) Notice of Event of Default. The Borrower shall promptly, and in any event within five (5) Business Days after a responsible officer of the Borrower becoming aware, give notice to the Lender of the existence of any Event of Default.

ARTICLE 5 – EVENTS OF DEFAULT

Section 5.1 Events of Default

(1) Any of the following shall constitute an Event of Default under this Debenture (each an “Event of Default”):

(a)	if the Borrower makes default in payment of the principal or interest on this Debenture when the same becomes due and payable under this Debenture, and such default is not waived, cured or remedied within thirty (30) days of Borrower receiving written notification of such an event by the Lender;

(b)	if the Borrower defaults in the observation or performance of any covenant, condition, representation, warranty or obligation contained in this Debenture and such default is not waived, cured or remedied within thirty (30) days of Borrower receiving written notification of such an event by the Lender;

(c)	if any material change occurs in the financial condition or prospects of the Borrower which impairs to a material extent the ability of the Borrower to satisfy the obligations under this Debenture compromises the remedies of the Lender or may otherwise have a material adverse effect on the business, operations or assets of the Borrower;

(d)	if a decree or order of a court having jurisdiction in the premises is entered adjudging the Borrower a bankrupt or insolvent under the applicable laws of Alberta or any other bankruptcy, insolvency or analogous laws, or issuing sequestration or process of execution against, or against any substantial part of, the property of the Borrower or appointing a receiver of, or of any substantial part of, the property of the Borrower or ordering the winding-up or liquidation of its affairs, or

(a)	if a resolution is passed for the winding-up or liquidation of the Borrower or if proceedings are instituted against the Borrower under the applicable laws or any other bankruptcy, insolvency or analogous laws, or consents to the filing of any such petition or to the appointment of a receiver of, or of any substantial part of, the property of the Borrower or if the Borrower makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any of the aforesaid purposes

(2) If an Event of Default shall occur and be continuing and the Borrower shall fail forthwith to pay the amounts owing hereunder, the Lender shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Borrower or other obligors upon this Debenture and collect in the manner provided by law out of the property of the Borrower or other obligors upon this Debenture wherever situated the monies adjudged or decreed to be payable. In addition, the Lender may, in their discretion, proceed to protect and enforce the rights vested in them by this Debenture by such appropriate judicial proceedings as the Lender shall deem most effectual to protect and enforce any of such rights, either at law or in equity and either in bankruptcy or otherwise.

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(3) The Lender may, by instrument in writing signed by the Lender or by an authorized officer of the Lender, but not otherwise, waive any breach by the Borrower of any of the provisions contained in this Debenture or any default by the Borrower in the observance or performance of any covenant, agreement or condition required to be kept, observed or performed by the Borrower under the terms of this Debenture; provided always that no act or omission of the Lender in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent breach or default or to affect the rights of the Lender resulting therefrom.

ARTICLE 6 – MUTILATION, LOSS, THEFT OR DESTRUCTION OF DEBENTURE CERTIFICATE

In case this Debenture certificate shall become mutilated or be lost, stolen or destroyed, the Borrower, shall issue and deliver, a new replacement debenture certificate upon surrender and cancellation of the mutilated Debenture certificate or, in the case of a lost, stolen or destroyed Debenture certificate, in lieu of and in substitution for the same. In the case of loss, theft or destruction, the applicant for a substituted debenture certificate shall furnish to the Borrower such evidence of the loss, theft or destruction of the Debenture certificate as shall be satisfactory to the Borrower in its discretion and shall also furnish an indemnity and surety bond satisfactory to the Borrower in its discretion. The applicant shall pay all reasonable expenses incidental to the issuance of any substituted debenture certificate.

ARTICLE 7 – GENERAL

Section 7.1 Taxes, etc.

All payments made by the Borrower to the Lender under this Debenture shall be made free and clear of, and without deduction for or on account of, any withholding Taxes now or hereafter imposed by any official body in any jurisdiction. If any such withholding Taxes are required to be withheld or deducted from any amounts payable by the Borrower to the Lender hereunder, the Borrower shall:

(a)	within the time period for payment permitted by applicable law, pay to the appropriate governmental body the full amount of such withholding Taxes and any additional Taxes in respect of the payment required under Section 8.1(b) hereof and make such reports and filings in connection therewith in the manner required by applicable law; and

(b)	pay to the Lender an additional amount which (after deduction of all withholding Taxes incurred by reason of the payment or receipt of such additional amount) will be sufficient to yield to the Lender the full amount which would have been received by it had no deduction or withholding been made.

Upon the request of the Lender, the Borrower shall furnish to the Lender the original or a certified copy of a receipt for (or other satisfactory evidence as to) the payment of each of the withholding Taxes (if any) payable in respect of such payment. If the Lender receives a refund of any withholding Taxes with respect to which the Borrower has paid any additional amount under this Section 8.1, the Lender shall pay over such refund to the Borrower. Nothing herein is intended to require payment by the Borrower to or for the Lender in respect of any Taxes payable by the Lender in respect of Taxes on the Lenders’ own income, capital, capital gains, dividends, or other earnings realized pursuant to payments made pursuant to the terms of this Debenture.

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Section 7.2 Notice

Unless otherwise expressly provided in this Debenture, any notice or other communication to be given under this Agreement (a “notice”) shall be in writing addressed as follows:

(a) If to the Borrower, to:

Body and Mind Inc. 750 – 1095 West Pender Street Vancouver, BC V6E 2M6 Attention: Leonard Clough Email: len@altuscapital.ca with a copy (for informational purposes only and not constituting notice) to:

DLA Piper (Canada) LLP

Suite 6000, 1 First Canadian Place

PO Box 367, 100 King St W

Toronto ON

M5X 1E2

Attention: Derek Sigel

Email: derek.sigel@dlapiper.com

(b) If to the Lender, to:

Australis Capital Inc.

Address: Suite 900, 510 Seymour Street

Vancouver, BC

V6B 1V5

Attention: Scott Dowty

Email: scott@ausacap.com

with a copy (for informational purposes only and not constituting notice) to:

McMillan LLP

1500 – 1550 West Georgia Street

Vancouver, BC V6E 4N7

Attention: Mark Neighbor

Email: mark.neighbor@mcmillan.ca

or to such other address as any of the parties may designate by notice given to the others.

Each notice shall be personally delivered to the addressee or sent by means of electronic transmission to the addressee and: (i) a notice which is personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and (ii) a notice which is sent by means of electronic transmission shall be deemed to be given and received on the first Business Day following the day on which it is sent.

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Section 7.3 Merger of Borrower

By its acceptance hereof, each of the Borrower and the Lender acknowledges and agrees that in the event a Merger occurs, then all references herein to the Borrower shall extend to and include the entity resulting therefrom or which thereafter will carry on the business of the Borrower.

Section 7.4 Amendments

This Debenture may not be amended or otherwise modified except by an instrument in writing executed by the Borrower and the Lender.

Section 7.5 Waivers

The Lender shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

Section 7.6 Transfer of Debenture

No transfer of this Debenture shall be valid unless made in accordance with applicable laws, including all Applicable Securities Laws. If the Lender intends to transfer this Debenture or any portion thereof, it shall deliver to the Borrower the transfer form attached to this Debenture as Schedule C, duly executed by the Lender. Upon compliance with the foregoing conditions and the surrender by the Lender of this Debenture, the Borrower shall execute and deliver to the applicable transferee a new Debenture registered in the name of the transferee. If less than the full Principal Amount of this Debenture is transferred, the Lender shall be entitled to receive, in the same manner, a new Debenture registered in its name evidencing the portion of the Principal Amount of this Debenture not so transferred. Prior to registration of any transfer of this Debenture, the Lender and the applicable transferee shall be required to provide the Borrower with necessary information and documents, including certificates and statutory declarations, as may be required to be filed under applicable laws.

Section 7.7 Release and Discharge

If the Lender exercises all conversion rights attached to this Debenture pursuant to Article 3 hereof or if the Borrower pays all of the Obligations in full to the Lender, the Lender shall release this Debenture and the Borrower shall be, and shall be deemed to have, discharged of all its obligations under this Debenture.

Section 7.8 Successors and Assigns

This Debenture shall enure to the benefit of the Lender and its successors and assigns, and shall be binding upon the Borrower and its successors and permitted assigns.

Section 7.9 Time

Time shall be of the essence of this Debenture.

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Section 7.10 Governing Law

This Debenture shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

Section 7.11 Further Assurances

The Borrower shall forthwith, at its own expense and from time to time, do or file, or cause to be done or filed, all such things and shall execute and deliver all such documents, agreements, opinions, certificates and instruments reasonably requested by the Lender or its counsel as may be necessary or desirable to complete the transactions contemplated by this Debenture and carry out its provisions and intention.

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SCHEDULE B

FORM OF CONVERSION NOTICE

TO: BODY AND MIND, INC. (the “Company”)

Pursuant to the Unsecured Convertible Debenture (the “Debenture”) of the Company issued to the undersigned on ______________, 2018, the undersigned hereby notifies the Company that $___________________________ of the principal amount outstanding under the Debenture shall be converted into Common Shares of the Company, all in accordance with the terms of the Debenture on ________________, 2018.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF COMMON SHARES

As at the time of exercise hereunder, the undersigned represents, warrants and certifies as follows (check one):

☐	(A)

the undersigned holder at the time of conversion of the Debenture is not in the United States, is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and is not converting the Debenture for the account or benefit of a U.S. person or a person in the United States (as defined in Regulation S), and did not execute or deliver this conversion notice in the United States; OR

☐	(B)

the undersigned holder is resident in the United States, is a U.S. person, or is converting the Debenture for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this exercise form; OR

☐	(C)

if the undersigned holder is a U.S. Holder, the undersigned holder has delivered to the Company and the Company’s transfer agent an opinion of counsel of recognized standing (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the Common Shares to be delivered upon conversion of this Debenture, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless box (B) or (C) immediately above is checked.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (B) above, the undersigned additionally represents and warrants to the Company that:

1	the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.	the undersigned is: (i) purchasing the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is a U.S. Accredited Investor; and

3.	the undersigned has not converted the Debenture as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

The undersigned acknowledges and agrees that:

1.	the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Company as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Common Shares;

2.	if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

(a)	the sale is to the Company;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Common Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e)	the undersigned has prior to such sale pursuant to subsection (c) or (d), furnished to the Company an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect;

2

3.	the Common Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.	the Company has no obligation to register any of the Common Shares;

5.	the certificates representing the Common Shares (and any certificates issued in exchange or substitution for the Common Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

6.	the legend may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel, of recognized standing in form and substance satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

7.	the financial statements of the Company have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

8.	there may be material tax consequences to the undersigned of an acquisition or disposition of the Common Shares;

9.	the undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Conversion Notice.

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the records of the Company.

DATED this _________ day of _______________, 20_____.

In the presence of:

Signature of Witness	Signature of Holder

Witness’s Name	Name and Title of Authorized Signatory for the Holder

Please print below your name and address in full.

Legal Name _______________

Address _________________

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INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Debenture Certificate without alteration. If the registration in respect of the certificates representing the Common Shares to be issued upon exercise of the Debenture differs from the registration of the Debenture Certificate the signature of the registered holder must be guaranteed by an authorized officer of a Canadian chartered bank, or of a major Canadian trust company, or by a medallion signature guarantee from a member recognized under the Signature Medallion Guarantee Program, or from a similar entity in the United States, if this exercise form is executed in the United States, or in accordance with industry standards

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Debenture Certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

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U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the conversion of certain outstanding debentures of BODY AND MIND, INC. (the “Company”) by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such debentures, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

_______ (1)

Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

_______ (2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;
_______ (3)

Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

_______ (4)

Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

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_______ (5)

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

_______ (6)

A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;

_______ (7)	Any director or executive officer of the Company; or
_______ (8)

Any entity in which all of the equity owners meet the requirements of at least one of the above categories – if this alternative is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an accredited investor.

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SCHEDULE C

FORM OF TRANSFER

TO:	BODY AND MIND, INC. (the “Company”)

FOR VALUE RECEIVED, the undersigned (the “Transferor”) hereby sells, assigns and transfers unto __________________________________________________________________________________ (include name and address of the transferee) (the “Transferee”) $_______________ principal amount of Unsecured Convertible Debenture of the Company registered in the name of the undersigned on the register of the Borrower maintained therefor, and hereby irrevocably appoints _________________________________ the attorney of the undersigned to transfer the said securities on the books maintained by the Company with full power of substitution.

The Transferor hereby certifies that (check either A or B):

____ (A)	the transfer of the Debentures is being completed pursuant to an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel of recognized standing in form and substance satisfactory to the Company to the effect that the transfer of the Debentures is exempt from the registration requirements of the U.S. Securities Act; or

____ (B)	the transfer of the Debentures is being made in reliance on Rule 904 of Regulation S under the U.S. Securities Act, and certifies that:

(1)	the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Company (except solely by virtue of being an officer or director of the Company) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)	the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	neither the seller nor any affiliate of the seller nor any person acting on their behalf engaged in any directed selling efforts in connection with the offer and sale of the Debentures;

(4)	the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Debentures are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities; and

(6)	the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act. If Option B is checked, the Company may, in its sole discretion, require the Transferor or the Transferee to furnish a written opinion of U.S. legal counsel or other documentation acceptable to the Company to the effect that the transfer of the Debentures is excluded from the registration requirements of the U.S. Securities Act.

DATED this _________ day of _______________, 201_____.

Signature of Debenture Holder	Signature Guaranteed

INSTRUCTIONS FOR TRANSFER

Signature of the Debenture Holder must be the signature of the person appearing on the face of this Debenture Certificate.

If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

The signature on the Transfer Form must be guaranteed by a chartered bank or trust company, or a member firm of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). the stamp must bear the words “Signature Medallion Guaranteed”.

In the United States of America, signature guarantees must be done by members of a Medallion Signature Guarantee Program only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of an acceptable Medallion Program.

If the Transferor is in a jurisdiction that does not have a Medallion Signature Guarantee Program, then the Transferor will provide such other documentation as reasonably required by the Company or its transfer agent, as applicable.

2

TRANSFEREE ACKNOWLEDGMENT

The Transferee acknowledges and agrees that the Debentures may not be offered, sold, pledged or otherwise transferred in the absence of: (a) an effective registration statement under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), relating thereto; or (b) an exemption from the registration requirements of the U.S. Securities Act. Each Debenture Certificate, and each certificate representing Shares issuable upon exercise thereof, shall contain a legend on the face thereof, in the appropriate form, setting forth the restrictions on transfer referred to in the Debenture Certificate, unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend, or in the case of the Shares, are transferred pursuant to an effective registration statement under the U.S. Securities Act. The holder acknowledges and agrees that the Debentures represented by this Debenture Certificate, and the Shares issuable upon exercise thereof, constitute “restricted securities” under the U.S. Securities Act.

Any certificate issued at any time in exchange or substitution for any certificate bearing a restrictive legend shall also bear such legend unless in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to the Company), the securities represented thereby are not, at such time, required by law to bear such legend.

In connection with this transfer the undersigned transferee (the “Transferee”) certifies that the Transferor or Transferee is delivering a written opinion of U.S. legal counsel acceptable to the Company to the effect that this transfer of Debentures has been registered under the U.S. Securities Act or is exempt from registration thereunder.

DATED the ___ day of __________, 20__

In the presence of:	(Signature of Transferee)

(Witness)	(Name of Transferee – Please print)

(Name of Witness – Please print)	(Capacity of Authorized Representative)

The Debentures and the Common Shares issuable upon exercise of the Debentures shall only be transferable in accordance with applicable laws. The Debentures may only be converted in the manner required by the Debenture Certificate and the Conversion Notice attached thereto. Any securities acquired pursuant to the conversion of the Debentures shall be subject to applicable hold periods and any certificate representing such securities may bear restrictive legends.

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SCHEDULE D

FORM OF FORCED CONVERSION NOTICE

TO:	The holders of the outstanding debentures (the “Debentures”) of Body and Mind, Inc. (the “Company”) issued pursuant to the unsecured convertible debenture certificate dated •, 2018 (the “Debenture Certificate”)

FROM:	Body and Mind, Inc.

DATE:	___________________

The Company has elected to exercise its right under Section 3.12 of the Debenture Certificate to convert (the “Conversion”) all of the principal amount of the Debentures into common shares of the Company (the “Common Shares”). Pursuant to the terms of the Debenture Certificate, the Company may force the conversion of the Debentures at the conversion price of $0.55 per Common Share when the closing price of the Common Shares on the Canadian Securities Exchange (the “Exchange”) for 20 consecutive trading days equals or exceeds $1.65.

As of close of the market on ______________, the closing price of the Common Shares on the Exchange for 20 consecutive trading days was $__________. The Conversion is scheduled to be effective ___________________.

Pursuant to the terms of the Debenture Certificate, the directors of the Company have determined that, on the Conversion, holders of Debentures will receive, for each $______________ principal amount of Debentures and unpaid interest thereon, approximately __________ Common Shares. Therefore, on ________________, the estimated remaining total of $_____________ of principal amount of Debentures outstanding will be converted into approximately ______________ Common Shares. The Company will not issue fractional Common Shares on the conversion. Instead, the Company shall, in lieu of delivering a certificate representing such fractional interest, the number of Common Shares to be issued shall be rounded down to the nearest whole Common Share, in accordance with the Debenture Certificate.

Body and Mind, Inc.

___________________________

Chief Financial Officer

APPENDIX III

Commercial Advisory Agreement

COMMERCIAL ADVISORY AGREEMENT

This Commercial Advisory Agreement (this “Agreement”) is entered into as of this • day of •, 2018 by and between Body and Mind Inc., a Nevada corporation (the “Company”) having an office at 750 – 1095 West Pender Street Vancouver, BC V6E 2M6, and Australis Capital (Nevada) Inc. (“Advisor”), a Nevada corporation having an office at 376 East Warm Springs Road in Las Vegas, Nevada.

1. Advisory Relationship. During the Term (as defined below), Advisor shall be a non-exclusive provider to the Company of the advisory services (the “Services”) described in Exhibit A attached hereto. Advisor shall use commercially reasonable efforts to perform the Services in accordance with industry standards and a manner satisfactory to the Company.

2. Fees and Expenses. As consideration for the Services to be provided by Advisor and other obligations set forth in this Agreement, the Company shall pay to Advisor an advisory fee of Ten Thousand United States Dollars (USD $10,000) per month. The advisory fee will be payable in advance on the first day of each month. Payments that are late in excess of 10 calendar days will accrue interest at a rate of 10% per annum.

3. Term and Termination. Advisor shall provide the Services to the Company for a period commencing on the date hereof and ending on the earlier of five years from the date of this Agreement or the date Australis Capital Inc. ceases to hold 10% or more of the issued and outstanding shares of the Company on a fully-diluted basis (the “Term”).

4. Independent Contractor. Advisor’s relationship with the Company shall be that of an independent contractor and not that of an employee. Advisor shall not be eligible for any employee benefits, nor shall the Company make deductions from amounts payable to Advisor for taxes, all of which will be Advisor’s responsibility. Advisor agrees to indemnify and hold the Company harmless from liability for, or assessment of, any such taxes imposed on the Company by relevant taxing authorities as a result of this Section 4. Advisor shall have no authority to enter into contracts that bind the Company or create obligations on the part of the Company.

5. Use of Information. The Company agrees to furnish (or use reasonable efforts to cause other parties to furnish) Advisor with such information as it reasonably requests in connection with Advisor’s performance of the Services (the “Information”). Advisor will use this information for the benefit of the Company only. The Company agrees to inform Advisor upon becoming aware that any of the Information is materially inaccurate, incomplete or misleading during the Term and the Company agrees that Advisor bears no responsibility for the accuracy and completeness of the Information and that Advisor will be using and relying on the Information without performing independent verification or evaluation of any part of the Information.

The Company acknowledges that any written or oral advice that Advisor provides in connection with this Agreement and the Services is exclusively for use by the Board of Directors and senior management of the Company and may not be disclosed to any third party or circulated or referred to publicly without Advisor’s prior written consent.

6. Potential for Conflicts of Interest. The Company acknowledges and understands that Advisor may currently represent or may represent in the future other clients that operate in the Company’s industry that the Company may view as a competitor. Advisor’s representation of any of its clients (past, present and future) will not limit, in any way the Company’s obligation under this Agreement and the Advisor agrees that he will not take any actions which could reasonably be perceived as competing against the Company.

7. Indemnification. The Company agrees to the provisions with respect to its indemnification of Advisor as set forth in Annex A, which is incorporated by reference into this Agreement.

8. Miscellaneous.

(a) Amendments and Waivers. The terms of this Agreement may be amended or waived only with the written consent of the parties.

(b) Entire Agreement. This Agreement, including the exhibits and annex attached hereto and thereto, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof, as applicable.

(c) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed effective: (i) upon personal delivery or by email; (ii) upon confirmed transmission by telecopy or telex; or (iii) three (3) business days after deposit by registered first class mail, postage prepaid.

(d) Choice of Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Province of British Columbia, without giving effect to the principles of conflict of laws.

(e) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties hereto agree to renegotiate such provision(s) in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision(s), then: (i) such provision(s) shall be excluded from this Agreement; (ii) the balance of this Agreement shall be interpreted as if such provision(s) were so excluded; and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(f) Counterparts. This Agreement may be executed in counterparts and delivered electronically or by fax, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page follows]

-2-

The parties have executed this Agreement on the respective dates set forth below.

BODY AND MIND INC.

By:
Name:
Title:

AUSTRALIS CAPITAL (NEVADA) INC.

By:
Name:
Title:

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EXHIBIT A

DESCRIPTION OF ADVISORY SERVICES

Advisor will provide the following services:

•	assist the company with introductions to potential business partners in the cannabis industry through Advisor’s network of contacts;
•	seek to identify new business opportunities for the Company and areas of expansion;
•	advise the Company’s management from time to time on the Company’s strategy, business development activities, potential acquisitions, and other business development matters; and
•	review strategic opportunities for the Company.

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ANNEX A: INDEMNIFICATION

The Company agrees to indemnify and hold harmless Advisor (the “Indemnified Party”) from and against any losses, claims, damages and liabilities, joint or several (collectively, “Damages”), to which such Indemnified Party may become subject in connection with or otherwise caused by or arising from any transaction contemplated by this Agreement or the engagement of or performance of services by the Indemnified Party thereunder and will reimburse the Indemnified Party for all reasonable fees and expenses (including the reasonable fees and expenses of counsel) (collectively, “Expenses”) as incurred in connection with investigating, preparing, pursuing or defending any threatened or pending claim, action, proceeding or investigation (collectively, the “Proceedings”) arising therefrom, whether or not the Indemnified Party is a formal party to such Proceeding; provided, that the Company will not be liable to any such Indemnified Party for any Damages and related Expenses to the extent that any Damages are found to have resulted from the gross negligence, bad faith or willful misconduct of the Indemnified Party. The Company also agrees the Indemnified Party will not have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company or any person asserting claims on behalf of the Company arising out of or in connection with any transactions contemplated by this Agreement or the engagement of or performance of services by any Indemnified Party thereunder except to the extent that any Damages are found to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnified Party.

Promptly after receipt by the Indemnified Party of notice or commencement of any Proceeding in respect of which indemnity may be sought, the Indemnified Party will notify the Company in writing of the receipt or commencement thereof; provided, that the failure so to notify the Company will not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise, except to the extent the Company has been materially prejudiced by such failure. The Company may at its option assume the defense of such Proceeding and in such event will provide counsel reasonably satisfactory to the Indemnified Party. In any Proceeding assumed by the Company to which the Indemnified Party is requested or required to participate, the Indemnified Party may, but need not, retain separate counsel at its expense to assist the Indemnified Party in connection with the defense of such Proceedings. Notwithstanding the foregoing, the Indemnified Party will have the right to assume the defense of a Proceeding in respect of which indemnity may be sought and to retain separate counsel, at the Company’s expense, if (i) the Company has failed to assume the defense of such Proceeding in a prompt manner or (ii) the Indemnified Party has been advised by its own counsel that there exists actual or potential conflicting interests between the Company and the Indemnified Party, including the availability of one or more legal defenses which are different from or in addition to those available to the Company. In any event, the Company will not, in connection with any Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the Expenses of more than one separate firm of attorneys (in addition to local counsel) for all Indemnified Parties unless the defense of one Indemnified Party is unique or separate from that of another Indemnified Party subject to the same claim or action.

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The Company agrees not to enter into any waiver, release or settlement of any proceeding (whether or not Advisor or any other Indemnified Party is a formal party to such Proceeding) in respect of which indemnification may be sought hereunder without the prior written consent of Advisor (which consent will not be unreasonably withheld), unless such waiver, release or settlement includes an unconditional release of Advisor and each Indemnified Party from all liability arising out of such Proceeding. No Indemnified Party shall enter into any waiver, release or settlement of any proceeding in respect of which indemnification may be sought hereunder without the prior written consent of the Company (which consent shall not be unreasonably withheld).

The indemnity, reimbursement and contribution obligations of the Company hereunder will be in addition to any liability which the Company may otherwise have to any Indemnified Party and will be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company or an Indemnified Party. The provisions hereunder will survive the modification, termination or expiration of this Agreement.

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APPENDIX IV

Form of Corporation Officer’s Certificate

This certificate is provided pursuant to the Investment Agreement dated for reference October 30, 2018, 2018 (the “Investment Agreement”) between Body and Mind Inc. (the “Company”) and Australis Capital Inc. (the “Subscriber”) in relation to an offering of units and debentures of the Company.

I, Leonard Clough, signing in my capacity as the Chief Executive Officer of the Company, and I, Darren Tindale, signing in my capacity as the Chief Financial Officer of the Company and not in our personal capacities, hereby certify to the best of our knowledge, information and belief, after having made due inquiry, that:

1.	the representations and warranties made by the Company in the Investment Agreement remain true and correct in all material respects as of the date hereof and the Company has complied with all the covenants and satisfied all of the conditions contained therein;

2.	since the date of the Investment Agreement no transaction out of the ordinary course of business, which is of a nature material to the Company, has been entered into by the Company;

3.	there are no actions, suits, proceedings or inquiries pending or threatened against or affecting the Company at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau or agency, domestic or foreign, which may in any way materially and adversely affect the Company;

4.	no order ceasing or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued to the Company or its directors, officers or promoters or to any reporting companies that have common directors, officers or promoters and no proceedings for such purposes are pending or threatened;

5.	the offering and the sale of its securities by the Company does not and will not conflict with or result in a breach of or constitute a default under or result in a violation of, whether after notice or lapse of time or both, any of the terms, conditions or provisions of the constating documents, by‑laws or resolutions of the Company or any indenture or other agreement or instrument to which the Company is a party or by which it is bound or any order, decree, statute, by‑law, regulation, covenant or restriction applicable to the Company or any of its assets;

6.	the Company is not presently in default in the performance of any covenant or obligation contained in any indenture or other agreement which creates, evidences or secures the indebtedness of the Company;

7.	there are no persons, firms or corporations having any agreement or option or any right or privilege capable of becoming an agreement for the purchase, subscription or issuance of any securities of the Company;

8.	the Company’s directors and officers have been duly elected or appointed; and

9.	the Company is not in default with respect to any material filings it is required to make with the Canadian Securities Exchange or the applicable securities regulatory authorities.

DATED •

Leonard Clough	Darren Tindale
Chief Executive Officer	Chief Financial Officer

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